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                                                                    EXHIBIT 99.1

                               PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT ("Agreement") is made as of June ___, 2005, by and between APTUS OFFICE INVESTMENTS, LLC, a Delaware limited liability company ("Seller") and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company ("Purchaser").

                                    RECITALS:

        A. Seller owns, directly or indirectly, one hundred percent (100%) of the ownership interests in each of the Subsidiaries (as defined below). The Subsidiaries collectively own the Projects (as defined below).

        B. Seller and the Subsidiaries desire to sell the Projects to Purchaser or certain Affiliates (as defined in SECTION 17 below) of Purchaser upon the terms and conditions of this Agreement.

                                   AGREEMENTS:

        In consideration of this Agreement, Seller and Purchaser agree as follows:

        1. DEFINITIONS. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them below:

                "Alliance Data Project" means the project commonly known as Alliance Data Systems Business Center located in Collin County, Texas, owned by Texas Office.

                "Borrower" or "Borrowers" means any one or more of the Transamerica Financial Borrower and the Transamerica Life Borrowers.

                "Existing Debt" means, collectively, the Transamerica Financial Debt and the Transamerica Life Debt

                "Gateway" means Aptus Gateway, CA, L.P., a Delaware limited partnership.

                "Gateway 12 Project" means the project commonly known as Gateway Corporate Center--Lot 12, located in Los Angeles County, California, owned by Gateway.

                "Gateway 22 Project" means the project commonly known as Gateway Corporate Center--Lot 22, located in Los Angeles County, California, owned by Gateway

                "Gateway 23 Project" means the project commonly known as Gateway Corporate Center--Lot 23, located in Los Angeles County, California, Gateway.

                "Gateway Projects" means, collectively, the Gateway 12 Project, the Gateway 22 Project and the Gateway 23 Project.

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                "Lenders" means, collectively, Transamerica Financial and
        Transamerica Life.

                "Master Lease" means each of the leases listed on SCHEDULE 1 attached hereto and made a part hereof.

                "Portfolio" means the entire portfolio consisting of all of the Projects.

                "Projects" means, collectively, the Alliance Data Project, the Gateway 12 Project, the Gateway 22 Project, the Gateway 23 Project and the Southwest Project

                "Southwest" means Aptus Southwest OR, LLC, a Delaware limited liability company.

                "Southwest Project" means the project commonly known as Southwest Center, located in Washington County, Oregon, owned by Southwest.

                "Subsidiaries" means, collectively, Texas Office, Gateway and Southwest.

                "Texas Office" means Aptus Dallas TX Office L.P., a Delaware limited partnership.

                "Transamerica Financial" means Transamerica Financial Life Insurance Company.

                "Transamerica Financial Borrower" means Texas Office.

                "Transamerica Financial Debt" means the outstanding existing debt obligations owed by the Transamerica Borrower pursuant to the Transamerica Financial Loan Documents.

                "Transamerica Financial Loan Documents" means, collectively, the documents evidencing the Transamerica Debt.

                "Transamerica Life " means Transamerica Life Insurance and Annuity Company.

                "Transamerica Life Borrowers" means Gateway and Southwest.

                "Transamerica Life Debt" means the outstanding existing debt obligations owed by the Transamerica Life Borrowers pursuant to the Transamerica Life Loan Documents.

                "Transamerica Life Loan Documents" means, collectively, the documents evidencing the Transamerica Life Debt.

        2. SALE OF SUBJECT PROPERTY. Seller agrees to cause each Subsidiary to sell, transfer and convey to Purchaser and Purchaser agrees to purchase from the relevant Subsidiary, all of the relevant Subsidiary's right, title and interest in and to the following property (collectively, "Subject Property") associated with the Project(s) owned by such Subsidiary, upon the terms and conditions set forth herein:

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                (a)     REAL PROPERTY. Fee simple interest in those certain
        parcels of real estate legally described on EXHIBIT A attached hereto and made a part hereof (the "Land"); together with (i) all building structures, improvements and fixtures owned by Seller located on the Land, (the "Improvements"); and (ii) all rights, privileges, servitudes and appurtenances thereunto belonging or appertaining (the items described in (i) and (ii) above, collectively, the "Real Property").

                (b) PERSONAL PROPERTY AND INTANGIBLES. All of the equipment and personal property owned by Seller or a Subsidiary, located at or installed on the Real Property and used solely in the operation of the Real Property, if any, and, to the extent owned by Seller or any Subsidiary, all rights to the names of the Projects and other business or trade names associated with the Subject Property, including specifically and without limitation, any logos and websites in respect of the Real Property to the extent the same are assignable (collectively, "Personal Property").

                (c) LEASES. The interest as landlord in and to the leases described on EXHIBIT B attached hereto and made a part hereof, together with all amendments or modifications thereto (collectively, "Leases").

                (d) PERMITS. The licenses, permits, and certificates of occupancy described on EXHIBIT D attached hereto and made a part hereof, to the extent, if any, that the same are in Seller's possession and are assignable (collectively, "Permits").

                (e) SERVICE CONTRACTS. The existing service and maintenance contracts described on EXHIBIT E attached hereto and made a part hereof, together with all amendments or modifications thereto ("Service Contracts").

                (f) WARRANTIES. All unexpired warranties and guaranties given or assigned to, or benefiting, Seller, the Real Property or the Personal Property regarding the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property that are described on EXHIBIT F attached hereto and made a part hereof ("Warranties"), to the extent that the same are in Seller's or any subsidiary's possession and are assignable without cost to Seller or such Subsidiary.

                (g) PLANS. Plans, specifications and drawings for the Projects, it being understood and agreed that only a limited license, as hereinafter described, to review and use a copy of the final plans and specifications (excluding shop drawings) relating to the construction of the Improvements in the possession of Seller or the relevant Subsidiary ("Plans") is being assigned hereunder, it being understood and agreed that (i) Purchaser shall not use the Plans for any purpose other than the repair, operation, maintenance or restoration of the Improvements without the prior written consent of ORE IV (as defined below) during the period of ownership of the relevant Project by Purchaser or an Affiliate of Purchaser, which obligation shall survive Closing; and (ii) in the event Purchaser intends to sell the relevant Project and assign the limited license in the Plans, Purchaser shall expressly limit any assignment of its interest in the Plans in the same manner as provided above. Purchaser acknowledges and agrees (i) that Seller purchased the Projects from Opus Real Estate IV Limited Partnership ("ORE IV") and affiliates thereof;

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        (ii) that an affiliate of ORE IV created the Plans; and (iii) that ORE
        IV reserves the right to use the Plans for any purpose. For the purposes hereof, the address for ORE IV is as follows: Opus Real Estate IV Limited Partnership, c/o Opus Corporation, 10350 Bren Road West, Minnetonka, Minnesota, 55343, Attention: Wade Lau.

                (h) RECORDS. To the extent in the possession of Seller and subject to SECTION 36 hereof (a) copies of the reports, studies and other documents pertaining to the Real Property, Personal Property, Leases and Service Contracts; and (b) copies of the following records of Seller regarding the Real Property and the Personal Property for the calendar years 2005, 2004, 2003 and 2002: records regarding management and leasing, real estate taxes and assessments, insurance (including insurance loss histories), tenants, maintenance, repairs, capital improvements and services.

        3. PURCHASE PRICE. Purchaser shall pay to Seller, as consideration for the purchase of the Subject Property, the sum ("Purchase Price") of NINETY SIX MILLION FIVE HUNDRED THOUSAND and 00/100 U.S. Dollars ($96,500,000.00). The Purchase Price shall be payable as follows:

                (a) INITIAL DEPOSIT. Within two days following the Effective Date, Purchaser must deposit with Fidelity National Title Insurance Company of New York, Two Park Avenue, Suite 300, New York, NY 10016,
        Attention: John Tonelli, Telephone: (212) 471-3827; Facsimile: (212) 481-1325 ("Escrow Agent") the amount of One Million Five Hundred Thousand and no/100ths Dollars ($1,500,000.00) (the "Escrow Agent Deposit") and (ii) with Seller the amount of Five Hundred Thousand and no/100ths Dollars ($500,000.00) (the "Firm Deposit"). The Escrow Agent Deposit and the Firm Deposit are collectively the "Initial Deposit". This Agreement shall automatically terminate if Purchaser does not deposit the Initial Deposit with Escrow Agent and Seller by such date. The Firm Deposit will be considered "firm" and non-refundable to Purchaser except for Purchaser's right to terminate the Agreement upon a default by Seller and receive the entire Deposit in accordance with the provisions of SECTION 12 of this Agreement. Seller agrees to hold, apply and/or disburse the Firm Deposit in accordance with the terms of this Agreement; provided, however, that Seller will have no obligation to invest the Firm Deposit in an interest bearing account or otherwise to pay interest on the Firm Deposit. Seller may commingle such funds with Seller's own funds. Seller and Purchaser agree to negotiate in good faith to enter into an Earnest Money Escrow Agreement with Escrow Agent substantially in accordance with the form of such agreement attached hereto as EXHIBIT G.

                If the transaction contemplated hereby is consummated in accordance with the terms and conditions of this Agreement, the Deposit (as defined in subparagraph (b) below) will be applied to the Purchase Price at Closing. Purchaser may direct Escrow Agent to invest the Escrow Agent Deposit and the Additional Deposit (as defined below) in an interest-bearing account by giving notice to Escrow Agent and satisfying Escrow Agent's requirements for investing the Escrow Agent Deposit in an interest-bearing account. Any interest earned on the Escrow Agent Deposit will become part of the Escrow Agent Deposit and will be paid to the party that becomes entitled to the Escrow Agent Deposit. In the event of a default by either party, the Escrow Agent Deposit will be disbursed by Escrow Agent, and the Firm Deposit will

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        be disbursed or retained by Seller, in accordance with Section 12 hereof.

                (b) ADDITIONAL DEPOSIT. If Purchaser has not terminated this Agreement by the Contingency Date pursuant to SECTION 4, then Purchaser shall deposit with Escrow Agent an additional amount equal to Two Million and no/100ths Dollars ($2,000,000.00) (the "Additional Deposit") by wire transfer made not later than 5:00 p.m., Central Daylight Time on the second (2nd) business day following the Contingency Date, time being of the essence. The Initial Deposit, the Additional Deposit and any interest earned thereon, is collectively referred to as the "Deposit".

                (c) BALANCE OF THE PURCHASE PRICE; EXISTING DEBT. Subject to the adjustments set forth in this Agreement, Purchaser shall deposit the balance of the Purchase Price to Escrow Agent as confirmed by Escrow Agent before the close of business on the last business day immediately before Closing. The deposit shall be made by wire transfer of immediately available funds in accordance with the terms and conditions of this Agreement. Purchaser may, at its election, elect to pay the balance of the Purchase Price or any portion thereof by assuming all or a portion of the Existing Debt. Should Purchaser elect to so assume all or any portion of the Existing Debt, Purchaser shall negotiate directly with Lenders and shall pay all costs of any assumption, including, without limitation, loan fees, Lenders' legal fees, Lenders' title insurance premiums, all mortgage taxes and the like. If Purchaser does not assume all or any portion of the Existing Debt, Purchaser shall be responsible for the payment of any prepayment premiums payable under either or both of the Transamerica Financial or the Transamerica Life Loan documents. To the extent of any assumption, Purchaser shall receive a credit against the Purchase Price for the outstanding principal amount of the Existing Debt as of the Closing Date. It shall be a condition precedent to the assumption by Purchaser or any Affiliate of Purchaser of all or any portion of the Existing Debt that Borrowers shall be released and discharged from all liability under that portion of the Existing Debt assumed accruing from and after the Closing Date. Should Purchaser fail to obtain the release of the Borrower(s) whose Existing Debt is being assumed, Purchaser shall not have the right to assume such Existing Debt and Purchaser shall pay any prepayment premium payable on such Existing Debt.

                (d) ALLOCATION OF PURCHASE PRICE. Purchaser and Seller agree to allocate the Purchase Price (as adjusted pursuant to this Agreement) among the Projects delivered at Closing. An allocation shall be prepared by Purchaser and delivered to Seller within five (5) days prior to the Closing Date. If Seller disputes the allocation, Purchaser and Seller shall cooperate in good faith to resolve such dispute but shall not be obligated to resolve such dispute. If the parties agree to an allocation, Purchaser and Seller shall not take any position inconsistent with such treatment and allocation in their respective income tax returns and other filings. If the parties fail to agree to an allocation, each of Purchaser and Seller shall use its own allocation.

        4. CONDITIONS PRECEDENT TO CLOSING. Purchaser's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Conditions Precedent") on or before the date which is twenty one (21)

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days following the date of delivery of the last of each of the items set forth in Section 4(d) below ("Contingency Date"):

                (a) TITLE/SURVEY. Within three (3) business days after the date hereof, Seller will furnish to Purchaser (i) separate current title commitments ("Commitments") for owner's title policies for each Project issued by the Title Company showing title in the appropriate Subsidiary (with copies of all underlying title documents listed in the Commitments) (which Commitments shall be in nominal amounts, but shall be increased to the allocated Purchase Price at Closing so that the total aggregate coverage of the Commitments equals the total Purchase Price), and (ii) copies of Seller's separate surveys ("Existing Surveys") for each Project. If any of the Existing Surveys discloses survey defects or if any of the Commitments show exceptions which defects or exceptions are not acceptable to Purchaser (collectively, "Title Objections"), then Purchaser shall notify Seller, in writing (the "Title Objection Notice") within ten (10) days after receipt of the last of the Commitments, the underlying title documents and the Existing Surveys, specifying the Title Objections (the "Title Approval Date"), time being of the essence. The Title Objection Notice shall state with specificity the reasons for Purchaser's objection and the curative steps requested by Purchaser which would remove the basis for Purchaser's objection. Any objections to matters shown in the Title Commitments, the underlying documents and the Existing Surveys to which Purchaser has not objected by the Title Approval Date shall be deemed to be waived by Purchaser and such matters shall be referred to as "Approved Title Matters." Seller shall notify Purchaser, in writing, of whether it intends to cure any or all of Purchaser's Title Objections within five
        (5) days after receipt of the Title Objection Notice, it being understood and agreed that Seller has no obligation to cure any Title Objection. To the extent Seller elects to cure any Title Objection, Seller shall have thirty (30) days after receipt of the Title Objection Notice (the "Title Cure Period") to cure Purchaser's Title Objections, but has no obligation to do so. Pending such cure, the Closing shall be postponed to the extent necessary to accommodate such time period. Upon such cure, the Closing shall be held on the later of (a) the scheduled Closing Date, or (b) three (3) business days after the date such cure is completed. If Seller (i) elects not to cure any or all of the Title Objections; (ii) elects to cure any one or more of the Title Objection and commences a cure of any of Purchaser's Title Objections and such cure is not completed within the Title Cure Period; or (iii) if Seller later notifies Purchaser, in writing, that it cannot or does not intend to cure any one or more of Purchaser's Title Objections then, by providing written notice of Purchaser's election within two (2) business days after the end of the Title Cure Period with respect to subsection
        (ii) above or Purchaser's receipt of Seller's notice as to subsections
        (i) or (iii) above, whichever is applicable, Purchaser shall elect to do one of the following as Purchaser's sole remedy:

                        (i)     terminate this Agreement; or

                        (ii) waive the uncured Purchaser's Title Objection(s) and proceed to Closing.

                If Purchaser does not give notice of its election to terminate under this subsection (a) by the end of said two (2) business day period, time being of the essence, Purchaser

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        shall be deemed to have waived Purchaser's Title Objections and elected to proceed to Closing, without diminution of the Purchase Price.

                Notwithstanding anything to the contrary contained in this Agreement, if at Closing there are any mechanic's or materialmen's liens or mortgages, deeds of trust or other instruments creating a lien for borrowed money created by Seller or any Subsidiary other than any Existing Debt assumed by Purchaser (collectively. "Liens") , Seller shall discharge same of record and apply such portion of the Purchase Price or Seller's funds as may be necessary to discharge same.

                (b)     PERMITTED ENCUMBRANCES. "Permitted Encumbrances" means:
        (a) all of the Approved Title Matters; and (b) any Purchaser's Title Objections that remain uncured as of the Closing Date.

                (c) ADDITIONAL TITLE OBJECTIONS/UPDATED SURVEYS. Purchaser may, at or prior to Closing, notify Seller in writing of any additional objections to the status of title to the Real Property, (i) raised by the Title Company between the Title Approval Date and the Closing, and
        (ii) not disclosed by the Title Company and not otherwise known to Purchaser prior to the Title Approval Date, provided that Purchaser must notify Seller of such new objection to title within two (2) business days of learning of the existence of such matter. If Purchaser sends such notice to Seller, Purchaser and Seller shall have the same rights and obligations with respect to such notice as apply to Purchaser's Title Objections under subsection (a) above.

                Purchaser may obtain an updated or new survey (the "Updated Survey"), at Purchaser's sole expense and, in such case, will furnish a copy of same to Seller and Title Company. Provided Purchaser obtains such updated surveys not later than the Title Approval Date, Purchaser shall have the right to object to matters shown on such updated surveys that are not shown on the Existing Surveys (any such matter a "New Survey Matter"), which New Survey Matter shall be deemed a Title Objection and treated in accordance with SUBSECTION 4(A) above, it being understood and agreed that "New Survey Matters" shall not include (i) any matters revealed on any Existing Survey, (ii) any matters set forth in the applicable Title Commitment, (iii) any Permitted Encumbrances, and (iv) zoning, compliance, land use or subdivision matters.

                If Purchaser does not expressly object in writing to any New Survey Matters within the time period set forth in SUBSECTION 4(A) above, then Purchaser shall be deemed to have approved such New Survey Matters and same shall be a Permitted Encumbrance. Should Purchaser fail to obtain updated surveys and make objections thereto in the time frame specified above, Purchaser shall be deemed to have waived its right to make objections to New Survey Matters, and Seller shall cause Title Company provide survey coverage on Purchaser's title policies based on the Existing Surveys and affidavits of the Subsidiaries that nothing has changed since the Subsidiaries' acquisitions of the applicable Projects.

                (d) DUE DILIGENCE MATERIALS; TESTS. Seller shall, within three (3) business days following execution of this Agreement, and subject to SUBSECTION 5(F) and SECTION

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        36 of this Agreement, deliver to Purchaser true and correct copies of all of the following to the extent in the possession of Seller or any
        Subsidiary: the items listed on EXHIBIT M attached hereto and made a part hereof, all Leases, Permits, Service Contracts, Warranties, Plans and any environmental assessments and soils reports with respect to the Subject Property, for Purchaser's review and analysis (collectively, as well as any other documents or information provided by Seller, the "Property Documents"). Seller shall allow Purchaser and Purchaser's officers, employees, agents, attorneys, architects and engineers access to the Real Property, subject to the rights of the tenants under the Leases (collectively, "Tenants") without charge and at all reasonable times, for the purpose of making such inspections, tests and verifications (collectively, "Tests") as they shall deem reasonably necessary. On or before the Contingency Date, Purchaser shall be satisfied, in its sole and absolute discretion, with the results of the Tests. Purchaser shall pay all costs and expenses of the Tests and shall defend, indemnify and hold harmless Seller and each Subsidiary, and their respective agents, employees and contractors, and the Subject Property, from and against any and all loss, cost, damage, liability, settlement, cause of action or threat thereof or expense (including, without limitation, reasonable attorneys' fees and costs) arising from or relating to the Tests. Purchaser shall promptly repair and restore any damage to the Subject Property attributable to the conduct of the Tests, and shall promptly return the Subject Property to substantially the same condition as existed prior to the conduct of the Tests. No Tests shall be conducted without Seller's prior written approval as to the time and manner of such Tests, which approval shall not be unreasonably withheld or delayed. At Seller's sole option, any such Tests shall be performed in the presence of a representative of Seller. All Tests shall be conducted in such a manner so as to minimize interference with the operation of the Subject Property and the business of any and all Tenants and occupants thereof. Anything in this Agreement to the contrary notwithstanding, the indemnity, defense and hold harmless obligations of Purchaser under this SECTION 4(D) shall survive Closing and any termination of this Agreement. Notwithstanding anything in this Agreement to the contrary, Seller shall have no obligation to make any repairs or improvements to the Subject Property.

                Except as may be otherwise expressly provided in SECTION 6 or in Seller's Closing Documents or the Joint Closing Documents, Purchaser acknowledges that the Property Documents are provided or made available for inspection by Seller with no representations or warranties as to the truth, accuracy, completeness, methodology of preparation of the Property Documents, or otherwise, of any kind, including without limitation any engineering or environment reports or audits or any other materials, data or other information supplied to Purchaser in connection with Purchaser's inspection of the Property. Except as may be otherwise expressly provided in SECTION 6 or in Seller's Closing Documents or the Joint Closing Documents Seller expressly disclaims any such representation or warranty. Purchaser acknowledges that the Property Documents are provided only for Purchaser's convenience as a starting point for commencing Purchaser's own examination of the Projects. Except as expressly provided in SECTION 6, Purchaser agrees that it will rely exclusively on its own independent investigation and evaluation of every aspect of the Projects and not on the Property Documents supplied by Seller. Except as otherwise expressly provided in SECTION 6 or in
        SECTION 8, Purchaser expressly disclaims any intent and waives any right to rely on any of the Property

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        Documents provided to it by Seller, and agrees that it shall rely solely on its own independently developed or verified information.

                (e) CONTINGENCY DATE. Purchaser shall, on or before the Contingency Date, notify Seller in writing if the Conditions Precedent have not been satisfied or waived by Purchaser, in Purchaser's sole and absolute discretion, or that the Real Property is otherwise not satisfactory to Purchaser for any reason or no reason in Purchaser's sole and absolute discretion, and that Purchaser has elected to terminate this Agreement. If Purchaser so timely notifies Seller, then this Agreement shall terminate with respect to the entire Portfolio, as a whole, Seller shall retain the Firm Deposit and Purchaser shall receive a return of Escrow Agent Deposit, together with any interest earned thereon, provided Purchaser shall execute any documents reasonably required by Seller to evidence such termination including, without limitation, quit claim deeds. Upon such termination, neither party will have any further rights or obligations (other than as may be expressly set forth herein and the indemnity obligations of Purchaser set forth in SECTIONS 4(D), 15 AND 16, which obligations shall survive any such termination) regarding this Agreement or the Portfolio. If Purchaser gives notice that the Conditions Precedent have been satisfied or waived by Purchaser, or if Purchaser fails to notify Seller on or prior to the Contingency Date that the Conditions Precedent have not been satisfied or waived by Purchaser, then Purchaser's termination right set forth in this SECTION 4 shall be deemed to have been waived by Purchaser, in which event (i) Purchaser shall deposit the Additional Deposit with the Title Company within two (2) business days after the Contingency Date, (ii) all of the Deposit (including the Initial Deposit and the Additional Deposit) shall become non-refundable as of the Contingency Date, except as specifically provided otherwise herein, and
        (iii) the parties shall proceed to Closing in accordance with the provisions herein contained.

                Purchaser shall maintain a policy of commercial general liability insurance, with a company licensed to do business in the states where the Projects are located with a single combined limit of not less than Three Million Dollars ($3,000,000), insuring all activity and conduct of Purchaser and its agents, representatives and independent contractors during any such entry, including contractual liability coverage. Seller shall be named as additional insured on such commercial general liability policy, and Purchaser shall provide proof of such insurance to Seller, in a form reasonably acceptable to Seller, prior to any such entry.

                Whether or not the transaction contemplated by this Agreement closes, Purchaser shall deliver copies of any third party reports Purchaser obtains in connection with such inspection to Seller within a reasonable time after receipt thereof by Purchaser to the extent not otherwise prohibited under any contract or otherwise subject to any privilege.

        5. COVENANTS BY SELLER. Seller covenants and agrees with Purchaser that from the date hereof until the Closing Date (as such term is defined in SECTION 9(A) hereof), Seller shall conduct and cause the Subsidiaries to conduct their business involving the Subject Property as follows (except as specifically provided to the contrary herein):

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                (a)     TRANSFERS; EASEMENTS. Seller shall refrain from (and
        cause the Subsidiaries to refrain from) transferring any of the Subject Property, or creating on the Real Property any easements; provided, however, that nothing herein shall preclude Seller from (i) replacing any equipment, supplies or machinery in the ordinary course of operating the Subject Property or (ii) entering into any easements or other documents required by any applicable governmental or quasi-governmental authority or provider of utility services.

                (b) CONTRACTS. Seller shall refrain from (and cause the Subsidiaries to refrain from) entering into or amending any material contracts or other agreements other than leases (which are governed by SECTIONS 5(C) AND (D) below) regarding the Subject Property that would be binding on Purchaser following consummation of the sale contemplated by this Agreement (other than agreements or contracts in the ordinary course of business terminable on thirty (30) days notice without penalty or payment of a termination fee) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed and which shall be deemed given by Purchaser if Purchaser does not object to Seller's request for approval within five (5) days.

                (c) QUALIFIED LEASES. At any time prior to the Closing Date, Seller may cause Southwest to enter into one or more Qualified Leases (as such term is defined in the Master Lease described in SCHEDULE 1 attached hereto and made a part hereof) with respect to any space covered by the Master Lease in the Southwest Project, upon the terms and conditions set forth in the Master Lease, without the consent of Purchaser. In the event that any Acceleration Payment (as such term is defined in the Master Lease) is due from Seller or a Subsidiary to the Tenant under the Master Lease with respect to any Qualified Lease, or to the extent that the landlord under the Master Lease is responsible to pay a portion of the leasing commissions with respect to a Qualified Lease that is executed between the date hereof and the Closing Date, Purchaser shall pay Seller the amount of such payments at Closing. In the event that any Release Payment (as such term is defined in the Master Lease) is received by Seller or a Subsidiary from the Tenant under the Master Lease with respect to any Qualified Lease, Seller shall provide a credit at closing to Purchaser for such payment to the extent not in reimbursement of Seller's out-of-pocket costs or other expenses for which Seller remains responsible. Seller shall furnish Purchaser, on or before the earlier of (i) three (3) business days following execution thereof, or (ii) the Closing Date, with a true and complete copy of each Qualified Lease executed by a Subsidiary and the Tenant under such Qualified Lease.

                (d) OTHER LEASES. Except as expressly provided herein, Seller shall, and shall cause each Subsidiary to, refrain from amending any existing Lease without Purchaser's written approval, as provided below, provided that Purchaser shall have no ability to interfere with the administration by Seller or a Subsidiary of any existing Lease as required by the terms of such Lease. In addition, except as expressly provided herein, neither Seller nor any Subsidiary shall enter into any new leases (other than Qualified Leases as provided in SUBSECTION (C) above) with respect to the Real Property (each, a "Proposed New Lease"), without Purchaser's written approval, as provided below in this Section 5(d). Seller shall furnish Purchaser with a true and complete copy of any Proposed New Lease into which Seller or a Subsidiary desires to enter and such financial information with respect to the proposed tenant as Seller or such Subsidiary may have in its possession. Purchaser shall have three (3) business days from receipt of such Proposed New Lease to approve or disapprove the same, which approval shall not be unreasonably withheld. In the event that Purchaser does not approve any such Proposed New Lease, Purchaser shall notify Seller, in writing, of such disapproval prior to expiration of the aforesaid three (3) business day period, stating in such written notification under what conditions, if any, Purchaser's approval would be forthcoming and Purchaser's agreement to approve such Proposed New Lease if such conditions are satisfied. All costs of tenant improvements and leasing commissions payable after Closing with respect to any lease with respect to the Real Property executed between the date of this Agreement and the Closing Date shall be paid by Purchaser. Notwithstanding anything to the contrary in this
        SECTION 5(D), Purchaser shall have no right to approve any Proposed New Lease until after the Contingency Date and the deposit with Escrow Agent of the Additional Deposit; provided that Seller shall keep Purchaser informed of all negotiations with Tenants and prospective tenants occurring prior to the Contingency Date and provide copies of any letters of intent, offers to lease or proposed leases to Purchaser within two (2) business days after receipt thereof.

                (e) OPERATIONS. Seller shall, or shall cause its Subsidiaries to, operate, maintain, repair and insure the Subject Property in a manner consistent with the existing operation, maintenance, repair and insurance of the Subject Property.

                (f) AUDIT. Purchaser has advised Seller that, after Closing, Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Portfolio in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller shall use reasonable efforts to provide to Purchaser, or make available to Purchaser at Seller's principal office in Toronto, Ontario, Canada, such information as Seller has in its possession as Purchaser or its auditors may require to prepare such audited financial statements; provided however, that (i) all obligations of Seller under this subsection (f) shall be limited by the provisions of SECTIONS 33 AND 36 hereof; (ii) Seller's reasonable efforts shall be at no cost to Seller; and (iii) Seller shall only be obligated to provide to Purchaser Seller's accounting information at the Project level, and shall not be obligated to provide any information concerning Seller's capital structure or debt or any Proprietary Information (as defined below).

                In addition to the foregoing, Seller agrees to cooperate with Purchaser in obtaining financial information from Tenants of all Projects except Southwest, it being understood and agreed that Tenants may be under no obligation to provide such information pursuant to their respective Leases, and Seller's cooperation shall be limited to requesting such information from Tenants. Seller agrees that Purchaser and/or its auditors shall have the right to communicate with ORE IV to request assistance in the preparation of the audited financial statements. Seller further agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing for a period of ninety (90) days).

                In furtherance of the foregoing obligations of Seller and subject to the limitations contained in this SUBSECTION (F), Seller shall, during normal business hours, and upon at least two (2) business days' prior notice, allow Purchaser's auditors reasonable access to such books and records maintained by Seller (and Seller's manager of the Southwest Project) as necessary to prepare such audited financial statements.

                In addition to the other limitations on the performance of Seller's obligations under this subsection (f), "reasonable efforts" shall mean (i) that the information requested by Purchaser or its auditors is in the possession of Seller or a Subsidiary; (ii) Purchaser pays for all out-of-pocket copying, long distance telephone, overnight delivery and other costs associated with providing information to Purchaser or Purchaser's auditors or other representatives For the purposes of this Agreement, "Proprietary Information" shall mean (1) information contained in Seller's credit reports, credit authorizations, credit or financial analyses or projections, investment analyses, account summaries or other documents prepared solely for Seller's internal purposes and not directly related to the operation of the Projects, including any valuation documents and information regarding the value of the Projects and the price paid by Seller therefor; (2) material which is subject to attorney-client privilege or which is attorney work product; (3) management contracts, sales contracts, appraisal reports, letters or loan matters; (4) except as provided in EXHIBIT M, but limited by the provisions of SUBSECTION 4(D) and of this SUBSECTION (F), financial statements or information relating to Seller, any Subsidiary or any affiliate of either of them, but property level financial statements shall not be considered to be Proprietary Information; (5) Seller's tax returns; or (6) material which Seller is legally or contractually required to maintain as confidential.

        6.      REPRESENTATIONS AND WARRANTIES BY SELLER.

                (a) REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Purchaser as follows:

                        (i) AUTHORITY. Each of Texas Office and Gateway is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Each of Seller and Southwest is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary that owns Real Property is in good standing under the laws of each State where the Real Property owned by such Subsidiary is located. Each of Seller and the Subsidiaries has the requisite power and authority to enter into and perform this Agreement and Seller's Closing Documents (as such term is defined in SECTION 10(A) hereof) to which such entity is a party, provided however, that as to the Alliance Data Project, such authority is contingent upon Transamerica Financial giving written consent to the transactions contemplated by this Agreement. This Agreement and Seller's Closing Documents have been duly authorized by all necessary action on the part of Seller and the Subsidiaries and have been or will be duly executed and delivered by Seller or the appropriate Subsidiary who is party to such Seller's Closing Documents. Seller's and the Subsidiaries' execution, delivery and performance of this Agreement and Seller's Closing Documents will not conflict with or result in a violation of Seller's or the Subsidiaries' organizational documents, or any contract, judgment, order or decree of any court or arbiter, to which Seller or any Subsidiary is a party. This Agreement is a valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, creditors' rights and other similar laws.

                        (ii) UTILITIES. Seller has received no written notice of actual or threatened reduction or curtailment of any utility service currently supplied to the Real Property.

                        (iii) HAZARDOUS SUBSTANCES. Except as disclosed by any environmental assessment or report delivered to or received by Purchaser (including, without limitation, any environmental assessments or reports delivered by Seller to Purchaser listed on SCHEDULE 2 attached hereto), to the best of Seller's knowledge, during the period ownership of the Real Property by any Subsidiary, (A) the Real Property has never been used for the production, storage, deposit or disposal of hazardous substances in any reportable quantities under and in violation of applicable environmental laws; (B) no above or below ground storage tank is or has been located at the Real Property except as set forth on SCHEDULE 2; and (C) Seller has not received any written notice from any applicable governmental authority that any hazardous substances have been placed or located upon the Real Property in violation of applicable environmental laws.

                        (iv) FIRPTA. Neither Seller nor any Subsidiary is a "foreign person," "foreign partnership," "foreign trust" or "foreign estate" as those terms are defined in Section 1445 of the Internal Revenue Code.

                        (v) PROCEEDINGS. To the best knowledge of Seller, there is no action, litigation, condemnation, rezoning, building moratorium or proceeding of any kind pending or threatened against Seller or any Subsidiary, which would have a material and adverse affect on the ability of Seller or such Subsidiary to perform its obligations under this Agreement, or against any portion of the Real Property.

                        (vi) CONDITION OF THE REAL PROPERTY. Seller has not received written notice from any governmental authority having jurisdiction over the Real Property of any violation of any applicable law, rule, regulation or code of any such governmental authority, which has not been cured or remedied.

                        (vii)   LEASES.

                                (A) EXHIBIT B is a true and complete list of all of the Leases or other occupancy agreements. Except as set forth in the Leases, there are no options to expand, rights of first refusal, options to terminate without cause of the Subsidiary which is the landlord under such Lease, options to renew, options to purchase, or any rent abatements given to any of the Tenants after the Tenants are in occupancy and paying rent.

                                (B) To the best of Seller's knowledge, each of the Leases is in full force and effect according to the terms set forth therein, and has not been modified, amended, or altered, in writing or otherwise, except as set forth in EXHIBIT B.

                                (C) Neither Seller nor any Subsidiary has received written notice from any Tenant under the Leases of any unperformed obligation of the landlord under any of the Leases, including, without limitation, failure of the landlord to construct any required tenant improvements. Neither Seller nor any Subsidiary has been advised in writing of any claims or disputes giving rise to any setoff by any Tenant under the Leases. To the best of Seller's knowledge, with respect to the Leases as of the date hereof, all tenant improvement allowances have been paid and all tenant improvements have been completed.

                                (D) To the best of Seller's knowledge, no Tenant under any of the Leases is in default under its Lease (beyond any applicable grace or cure period), and there are no rent delinquencies of more than thirty (30) days.

                                (E)     There are no brokers' commissions,
                        finders' fees, or other charges payable or to become payable to any third party on behalf of Seller as a result of or in connection with the Leases, including, without limitation, any unexecuted options to expand or renew, except as set forth on EXHIBIT C attached hereto and made a part hereof, and except as set forth in the Master Lease.

                                (F)     No Tenant has provided to Landlord a
                        letter of credit securing such Tenant's obligations under its Lease.

                        (viii) SPECIAL ASSESSMENTS. Except as shown on any tax bills delivered to Purchaser and/or in the Commitments, Seller has not received any notice, in writing, of any special assessment which affects the Subject Property.

                        (ix) EXISTING DEBT. To Seller's knowledge, neither Seller nor any of the Subsidiaries is in default in the performance of any of the obligations of Seller or the Subsidiaries under any document relating to the Existing Debt.

                        (x) ERISA. Seller represents and warrants that (a) it is not and has not been an "employee benefit plan" as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (b) the assets of Seller do not constitute and haven not constituted "plan assets" of one or more such plans for the purposes of Title I of ERISA.

                        (xi) USES OF REAL PROPERTY. To the best of Seller's knowledge, without investigation, the Real Property is usable for its current uses without violating any federal, state, local or other governmental building or zoning law, ordinance or regulation, or any applicable private restriction, and such use is a legal conforming use.

                        (xii) RIGHTS CONCERNING THE PROPERTY. To the best of Seller's knowledge, there are no contracts, unrecorded easements, covenants or restrictions or agreements of any kind or description, either written or verbal, which burden the Projects as of the date hereof, except as disclosed in writing to Purchaser prior to the Contingency Date.

                        (xiii) CERTIFICATES OF OCCUPANCY. Seller has received no notice of actual or threatened cancellation or suspension of any certificates of occupancy for any portion of the Real Property.

                        (xiv) CONTRACTS, WARRANTIES AND PLANS. Seller has made available to Purchaser a correct and complete copy of all Service Contracts, Warranties, Plans and their respective amendments. To the best of each Subsidiary's knowledge, the Service Contracts and Warranties are in full force and neither Seller, nor any other party to the Service Contracts or Warranties, is in default under the Service Contracts or Warranties.

                        (xv) PERMITS. Seller has made available to Purchaser a correct and complete copy of each Permit and its amendments in the possession of Seller or the relevant Subsidiary. To the best of each Subsidiary's knowledge, without inquiry, the Permits are in full force, and no Subsidiary is in default under the Permits. No Subsidiary has received any notice from any governmental entity or agency with jurisdiction over such Subsidiary's Project, that any other permits are required to operate such Project as now operated.

                        (xvi) FINANCIAL STATEMENTS. The financial statements for the Projects that have been supplied by Seller to Purchaser dated on and after January 1, 2005, are correct and complete in all material respects and have been prepared on a tax basis.

                        (xvii) AGENTS AND EMPLOYEES. No management agents or other personnel employed in connection with the operation of the Projects have the right to continue such employment after the Closing Date other than as required herein.

                        (xviii) TERRORISM. To the best of Seller's knowledge,
                Seller and each Subsidiary is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the "Order") and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called, the "Orders"). Neither Seller nor any Subsidiary is on any list of terrorist or terrorist organizations or parties to which any United States person or entity is prohibited from doing business maintained by any governmental agency and available to the general public.

                (b) SELLER'S KNOWLEDGE. For purposes of this Agreement, the phrase "to the best of Seller's knowledge" or words of similar import shall mean the current actual knowledge of Frank Camenzuli, Terra Attard and Margo Ledgerwood, without independent inquiry or investigation.

        7. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants to Seller that Purchaser is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware; that Purchaser has the requisite power and authority to enter into this Agreement and the Purchaser's Closing Documents (as herein defined); such documents have been duly authorized by all necessary action on the part of Purchaser and have been or will be duly executed and delivered; that the execution, delivery and performance by Purchaser of such documents will not conflict with or result in violation of Purchaser's organizational documents or any judgment, order or decree of any court or arbiter to which Purchaser is a party; such documents are valid and binding obligations of Purchaser, and are enforceable against Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, creditor's rights and other similar laws. Purchaser represents and warrants that (a) it is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (b) the assets of Purchaser do not and will not constitute "plan assets" of one or more such plans for the purposes of Title I of ERISA. Purchaser represents and warrants that, to the best of Purchaser's knowledge, Purchaser and its Affiliates are in compliance with the Order and other similar requirements contained in the rules and regulations of OFAC and in any Orders. Neither Purchaser nor any Affiliate of Purchaser is on any list of terrorist or terrorist organizations or parties to which any United States person or entity is prohibited from doing business maintained by any governmental agency and available to the general public.

        8. OTHER MATTERS RELATED TO REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER. The respective representations and warranties of Seller and Purchaser contained in this Agreement shall survive Closing; provided, however, that (a) any cause of action that Purchaser may have against Seller or any Subsidiary by reason of a breach or default of any of Seller's or any Subsidiary's representations and warranties set forth herein shall automatically expire on the date which is two hundred seventy (270) days after the Closing Date ("Warranty Expiration Date"), except that the same shall not expire as to any such breach or default as to which Purchaser has given written notice to Seller of a claim for any such breach or default prior to the Warranty Expiration Date; (b) Seller's and all Subsidiaries' total liability for any breach or breaches of their respective representations and warranties set forth herein shall in no event exceed $3,000,000 in the aggregate, which liability limit shall survive closing and (c) neither Seller nor any Subsidiary shall have any liability whatsoever to Purchaser with respect to any breach or breaches by Seller or any Subsidiary of their respective representations and warranties set forth herein, if, prior to Closing, Purchaser obtains knowledge by virtue of a written document or report received on or prior to the Closing Date of a fact or circumstance, the existence of which would constitute a breach of Seller's of any Subsidiary's representations and warranties set forth herein. Among other things, for purposes hereof, Purchaser shall be deemed to have knowledge of any fact or circumstance set forth in any environmental assessments, engineering reports, Estoppel Certificates (as defined in SECTION 9(B)(VI) hereof) or other written materials reviewed or received by Purchaser on or prior to the Closing Date. Seller's and each Subsidiary's representations and warranties set forth herein shall be deemed automatically modified to the extent that any information contained in any environmental assessments or engineering reports or other written materials reviewed or received by Purchaser prior to the Closing Date is inconsistent with the matters which are the subject to such representations and warranties. Notwithstanding the foregoing (a) neither Seller or any Subsidiary shall have any liability with respect to any breach to the extent the loss sustained by Purchaser as a result thereof does not exceed $25,000.00 in the aggregate, provided, further if any such loss exceeds $25,000.00, Seller shall be liable for the total amount of such loss subject to the maximum liability provisions herein contained; and (b) subject to the foregoing limitations, Purchaser agrees that Seller shall be liable only for any direct or actual damages, but not any consequential or punitive damages, suffered by Purchaser on account of any breach by Seller.

        9.      CLOSING.

                (a) CLOSING DATE. The closing of the purchase and sale contemplated by this Agreement ("Closing") shall occur at or before 2:00 p.m. Minnesota time on the date which is fifteen (15) days after the Contingency Date, or on such earlier or later date as Seller and Purchaser may mutually agree, in writing ("Closing Date"). The Closing shall occur at the office of the Title Company or, at Seller's election, the office of Seller's outside counsel, Fabyanske, Westra, Hart & Thomson, P.A., in Minneapolis, Minnesota or at such other time and place as the parties may mutually agree, in writing. The parties acknowledge and agree that Closing may accomplished by delivery of documents to the Escrow Agent and that neither party need be physically present at the Closing.

                (b) PURCHASER'S CLOSING CONDITIONS PRECEDENT. Purchaser's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Purchaser's Closing Conditions Precedent"); provided, however, that Purchaser shall have the unilateral right to waive any Purchaser's Closing Condition Precedent, in whole or in part, by written notice to Seller:

                        (i) The representations and warranties of Seller set forth in SECTION 6(A) hereof shall be, in all material respects, true and complete.

                        (ii) Seller shall have performed all of the obligations required to be performed by Seller under this Agreement, as and when required by this Agreement, in all material respects.

                        (iii) Seller or the relevant Subsidiary shall have delivered at Closing each of the Seller's Closing Documents, the Joint Closing Documents, and a "marked-up" title commitment or pro forma title policy pursuant to SECTION 10(B) hereof.

                        (iv) There shall not have been instituted and be pending any action or proceeding before any court, governmental agency or other regulatory or administrative agency or commission challenging the purchase and sale of the Subject Property or the transactions related thereto that seeks to restrain, prevent or change the transactions contemplated hereby or questions the validity of such transactions.

                        (v) Neither the Purchaser nor the Seller shall have terminated this Agreement as provided herein.

                        (vi)    Purchaser shall have received, at least three
                (3) business days before Closing (the "Estoppel Return Date"), an estoppel certificate substantially in the form of EXHIBIT H attached hereto and made a part hereof, with such additional information or modifications reasonably approved by Purchaser or as otherwise required to conform to any specific requirements in the applicable Lease (the "Estoppel Certificates") from Tenants under Leases (A) constituting at least ninety percent (90%) of the leased square footage of each Project; and (b) each Tenant that leases more than 5,000 rentable square feet in any Project (such condition being referred to as the "Tenant Estoppel Condition"). Seller shall deliver each Estoppel Certificate to Purchaser (and any other estoppel certificate received by Seller regardless of whether it complies with this Agreement) promptly after Seller's receipt thereof. Seller and Purchaser agree that Seller shall not be in default under this Agreement if Seller is unable to obtain an Estoppel Certificate from one or more of the Tenants and that no costs, expenses or other damages shall be due to Purchaser in such event. Seller shall use reasonable efforts to obtain such Estoppel Certificates from each Tenant; provided, however, Seller shall not be required to expend significant monies or make significant concessions or institute litigation in order to obtain such Estoppel Certificates. Purchaser shall accept an Estoppel Certificate from a Tenant substantially in the form attached to such Tenant's Lease, if any, in lieu of an Estoppel Certificate substantially in the form attached as EXHIBIT H attached hereto. In the event that Purchaser has not received an Estoppel Certificate from each Tenant under each of the Leases by the Closing Date, Seller may deliver a certificate or certificates of Seller or the Subsidiary owning the Project related to such Lease containing information which was intended to be included in each such Estoppel Certificate(s) (modified to reflect Seller's best knowledge as to such matters which would be known to a certainty only by the Tenant provided that such modifications shall not vary or increase Seller's representations and warranties under
                SECTION 6), which Seller's certificate(s) shall be accepted by Purchaser in lieu of such Tenant Estoppel Certificate(s) and in satisfaction of the Tenant Estoppel Condition. Seller may substitute for a certificate delivered by Seller a Tenant Estoppel Certificate later received from a Tenant for which such Seller's certificate was given. However, if the Tenant Estoppel Condition, including Seller's certificates is not fulfilled as of the Estoppel Return Date, then, for three (3) business days thereafter, Purchaser shall have the option either to (i) waive the Tenant Estoppel Condition, (ii) extend the Closing Date for up to fourteen (14) days to allow Seller more time to obtain additional estoppel certificates; or (iii) terminate this Agreement, in which event the Escrow Agent Deposit shall be returned to Purchaser and Seller shall retain the Firm Deposit. If Purchaser elects to extend the Closing Date pursuant to clause (ii) of the preceding sentence and the Tenant Estoppel Condition is still not fulfilled on or before the expiration of the fourteen (14) day extension period, then Purchaser may elect one of the options set forth in clauses (i) and (iii) of the preceding sentence.

                        (vii) To the extent Purchaser has elected to assume all or any portion of the Existing Debt, the relevant Lender(s) shall have consented, in a writing satisfactory to Purchaser, in Purchaser's sole discretion, to Purchaser's (or its Affiliates') assumption of the Existing Debt and all documents in connection therewith, without cost to Seller except as may be otherwise expressly provided in this Agreement, provided that Seller shall cooperate in good faith with any such assumption, at no cost to Seller. It is understood and agreed that all costs associated with any assumption of any Existing Debt by Purchaser shall be borne solely by Purchaser.

                (c) SELLER'S CONDITIONS PRECEDENT. Seller's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Seller's Closing Conditions Precedent"); provided, however, that Seller shall have the unilateral right to waive any Seller's Closing Condition Precedent, in whole or in part, by written notice to
        Purchaser:

                        (i) The representations and warranties of Purchaser set forth in SECTION 6 hereof shall be, in all material respects, true and complete.

                        (ii) Purchaser shall have performed all of the obligations required to be performed by Purchaser under this Agreement, as and when required by this Agreement, in all material respects.

                        (iii) Each of the Lenders shall have consented, in a writing satisfactory to Seller, in Seller's sole discretion, to the sale of the Projects related to such Lender's loans and, to the extent Purchaser wishes to assume all or a portion of the Existing Debt, to the assumption by Purchaser's (or its Affiliates') assumption of the Existing Debt and all documents in connection therewith.

                        (iv) Each Lender shall have executed and delivered on or before the Closing Date release documents in form and substance reasonably satisfactory to Seller, releasing the Borrowers from any and all obligations under the Existing Debt being assumed by Purchaser; provided that Seller shall have requested that (i) Lenders deliver such releases by Closing and the delivery into escrow by the Lenders pending Closing and receipt of funds and/or assumption documents, as applicable, shall constitute delivery to Seller hereunder; and (ii) pursuant to SECTION 3(C) hereof, Seller shall have no obligation to close the transaction contemplated by this Agreement unless it is fully released by the applicable Lender(s).

                (d) FAILURE OF CONDITION PRECEDENT. In the event that Purchaser's Closing Conditions Precedent or Seller's Closing Conditions Precedent, as the case may be, have

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

        not been satisfied or waived as of the scheduled Closing Date as the same may be extended as permitted above, and provided the failure to satisfy or waive any such condition is not attributable to a breach or default of this Agreement by Seller or Purchaser, as the case may be (in which event the provisions of SECTION 12 shall apply), this Agreement shall terminate (other than the obligations of Purchaser and Seller set forth in SECTIONS 4(D), 15 and 16 hereof, which obligations shall survive any such termination) and the Escrow Agent Deposit shall be returned to Purchaser and Seller shall retain the Firm Deposit, provided, however, upon such termination Purchaser shall, at the request of Seller, execute any documents reasonably requested by Seller to evidence such termination, including, without limitation, quit claim deeds. Upon such termination, neither party will have any further rights or obligations (except the obligations of Purchaser and Seller under SECTIONS 4(D), 15 and 16 hereof, which obligations shall survive any such termination).

        10.     CLOSING DELIVERIES.

                (a) SELLER'S CLOSING DOCUMENTS. On the Closing Date, Seller shall execute and/or deliver to Purchaser or cause the Subsidiaries to execute and/or deliver the following (collectively, "Seller's Closing Documents"):

                        (i) DEED. A separate Special Warranty Deed for each Project conveying the Real Property for such Project to Purchaser in the form set forth in EXHIBIT I attached hereto and made a part hereof, subject only to the Permitted Encumbrances (the "Deeds").

                        (ii) BILL OF SALE. A separate Limited Warranty Bill of Sale for each Project transferring the Personal Property for such Project to Purchaser free and clear of all encumbrances created by Seller or a Subsidiary (other than the Existing Debt) in the form set forth in EXHIBIT J attached hereto and made a part hereof.

                        (iii) SELLERS' AFFIDAVITS. Affidavits executed by Seller and each Subsidiary in favor of the Title Company indicating that on the Closing Date, to the best of the affiant's knowledge, there are no outstanding, unsatisfied judgments, tax liens (other than the lien of real estate taxes not yet due and payable) or bankruptcies against or involving the Seller or such Subsidiary, as appropriate, or the Real Property; and that, to the best of the affiant's knowledge, there are no other unrecorded interests in the Real Property other than the Leases or any other document shown on the Commitments.

                        (iv) FIRPTA AFFIDAVIT. Separate non-foreign affidavits for each Project properly containing such information as is required by Section 1445(b)(2) of the Internal Revenue Code and the regulations promulgated thereunder.

                        (v) TITLE DOCUMENTS. To the extent not otherwise provided, affidavits, transfer tax declarations or other documents reasonably required by the Title Company to issue the Owner's Policies to Purchaser.

                        (vi) CLOSING CERTIFICATE. A Closing Certificate executed by Seller certifying that representations and warranties made by Seller herein are true as of the Closing Date, as modified in the interim, or indicating any material and adverse change in any such representations or warranties.

                        (vii) MANAGEMENT AND LEASING AGREEMENT TERMINATIONS. A termination of existing management agreements and leasing brokerage agreements, if any.

                        (viii) TENANT ESTOPPEL CERTIFICATES. Subject to the terms of SECTION 9(B)(VI) hereof, Estoppel Certificates from Tenants meeting the Tenant Estoppel Condition. Notwithstanding anything herein to the contrary, Seller shall not be in default under this Agreement if Seller is unable to obtain estoppel certificates from the requisite number of Tenants, and no expenses, costs or other damages shall be due to Purchaser for failure to deliver one or more estoppel certificates.

                        (ix) EXISTING DEBT DOCUMENTS. To the extent any of the Existing Debt is assumed by Purchaser, originals where available and copies of the loan documents relating to that portion of the Existing Debt certified by Seller to be correct and complete where originals are not available, and the written consent of the relevant Lender(s) to the assumption of the that portion of the Existing Debt to be assumed, if any, it being understood and agreed that Seller shall have no obligation to obtain such consents.

                        (x) FTB FORM 593-C. To the extent required pursuant to California law, a California FTB Form 593-C duly executed by Seller.

                        (xi) MISCELLANEOUS. Other documents reasonably required to consummate the transaction this Agreement contemplates.

                (b) TITLE POLICY. At Closing, Seller shall cause the Title Company to deliver to Purchaser its owner's title insurance policies (the "Owner's Policies") for each of the separate Projects required by this Agreement, in the full amount of the allocated Purchase Price and in each case excepting only Permitted Encumbrances, in the form of an ALTA Form (10/17/92) owner's extended coverage policy of title insurance, and in the case of the Project located in the State of Texas, in the form prescribed by the Texas State Board of Insurance, or marked-up title commitments or pro forma owners policies coupled with the Title Company's commitment to issue the final title policy in such form, together with endorsements reasonably requested by Purchaser prior to the Closing Date, it being understood and agreed that (i) the cost of the extended coverage and any endorsements shall be paid by Purchaser; and (ii) to the extent Purchaser is unable to obtain the endorsements it seeks and makes that determination after the Contingency Date, Purchaser shall have no right to terminate this Agreement and the parties shall proceed to Closing with no diminution of the Purchase Price.

                (c) PURCHASER'S CLOSING DOCUMENTS. On the Closing Date, Purchaser shall execute and/or deliver or cause the Purchaser Entities to execute and/or deliver to Seller the following (collectively, "Purchaser's Closing Documents"):

                        (i) PURCHASE PRICE. The Purchase Price, plus or minus prorations and other adjustments, if any, by wire transfer of immediately available funds to be received in Title Company's trust account on or before 10:00 a.m. Central Daylight Time on the Closing Date.

                        (ii) TITLE DOCUMENTS. Such affidavits of Purchaser and/or Purchaser's assignees (subject to the limitations set forth in Section 17 below) and other documents as may be reasonably required by the Title Company in order to record the Deeds and issue the title insurance policy required by this Agreement.

                        (iii) MISCELLANEOUS. Other documents reasonably required to consummate the transaction this Agreement contemplates.

                (d) PURCHASER'S AND SELLER'S CLOSING DOCUMENTS. On the Closing Date, Seller and Purchaser shall jointly execute and deliver, and/or cause the Subsidiaries and the Purchaser Entities, respectively, to execute and deliver the following (collectively, the "Joint Closing Documents"):

                        (i) CLOSING STATEMENTS. Separate closing statements for each Project in form and substance reasonably acceptable to both Seller and Purchaser, and consistent with the terms, provisions and conditions of this Agreement, showing the allocated Purchase Price for such Project and all prorations, adjustments, credits and debits this Agreement describes or requires.

                        (ii) ASSIGNMENT AND ASSUMPTION OF LEASES. A separate Assignment and Assumption of Leases for each Project in the form of EXHIBIT K hereof.

                        (iii) ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT DOCUMENTS. A separate Assignment and Assumption Agreement of Contracts and Project Documents for each Project in the form of EXHIBIT L hereto.

                        (iv) NOTICES TO TENANTS. Written notices to the Tenants under the Leases advising them of the sale of the Subject Property and directing them to make future lease payments and to send all notices or other communications to Purchaser at the place designated by Purchaser.

                        (v) TAX DECLARATIONS AND AFFIDAVITS. Transfer tax declarations or affidavits to the extent required by law with respect to any one or more of the Projects.

                        (vi) DESIGNATION AGREEMENT. Separate Designation Agreements for each Project executed by the Subsidiary transferring such Project, the Affiliates of Purchaser taking title to such Project and Title Company designating the "reporting person" for purposes of completing the Internal Revenue Service Form 1099 and, if applicable, Internal Revenue Form 8594.

                        (vii) ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENTS WITH RESPECT TO EXISTING DEBT. To the extent any of the Existing Debt is assumed by Purchaser, an Assignment, Assumption and Release Agreement executed by Borrowers, Purchaser and/or its assigns and the relevant Lender(s).

                        (viii) MISCELLANEOUS. Such other documents, instruments and affidavits as shall be reasonably necessary to consummate the transaction contemplated by this Agreement.

                        (ix) CALIFORNIA NATURAL HAZARD DISCLOSURE STATEMENTS. With respect to each Project located in the State of California, Natural Hazard Disclosure Statements.

                        (x) CALIFORNIA CHANGE OF OWNERSHIP FORM. With respect to each Project located in the State of California, a Preliminary Change of Ownership Report and a statement of documentary transfer tax.

                        (xi) OREGON COUNTY TRANSFER TAX AFFIDAVIT. With respect to the Southwest Project, a County transfer tax affidavit.

                (e) POST-CLOSING DELIVERIES. Immediately following the Closing, Seller shall deliver possession of the Projects to Purchaser and shall deliver or cause to be delivered, the following items to
        Purchaser:

                        (i) ORIGINAL DOCUMENTS. Original copies of the Leases, the Permits, the Service Contracts, the Warranties and the Plans, to the extent that the same are in Seller's possession and have not previously been delivered to Purchaser, it being understood and agreed that, as to such items, leaving the same at the relevant Project shall constitute delivery hereunder.

                        (ii) KEYS AND MANUALS. All keys and access cards to locks on the Subject Property and all manuals for equipment with respect to the Subject Property in the possession or control of Seller, it being understood and agreed that, as to such items, leaving the same at the relevant Project shall constitute delivery hereunder.

                        (iii) TENANT FILES. All Records and current Tenant files, including correspondence, notices, financial information, sales reports and other information directly related to leases and operation of the Subject Property, to the extent such items are in the possession of Seller and subject to any confidentiality restrictions imposed on Seller by the applicable Tenant, it being understood and agreed that, as to such items, leaving the same at the relevant Project shall constitute delivery hereunder.

        11. ADJUSTMENT AND PRORATIONS. Seller and Purchaser shall make all adjustments and apportion all income and expenses with respect to the Subject Property, including, without limitation, the following:

                (a) REAL ESTATE TAXES AND SPECIAL ASSESSMENTS. Seller shall be responsible for payment to the collecting authorities of all real estate taxes and installments of special assessments and other assessments of any kind or nature whatsoever ("Taxes") which have been assessed against the Real Property and which are due and payable as of the date (the "Proration Date") immediately preceding the Closing Date, and Purchaser shall be responsible for payment to the collecting authorities of all Taxes which have been or will be assessed and which become due and payable on and after the Closing Date, subject to proration as provided herein. With respect to Taxes which have been assessed against the Real Property but which are not due and payable as of the day prior to the Closing Date, such Taxes shall be prorated as of the day prior to the Closing Date on the basis of the most recent ascertainable Taxes, with Seller providing Purchaser a credit at Closing for such prorated amount; provided, however, there shall be no proration of Taxes to the extent that Taxes are or will be payable by Tenants under Leases, and provided further that Seller provides Purchaser a credit at closing in an amount equal to the monthly amounts which Seller has received from Tenants under the Leases for Taxes which have been assessed against the Real Property but which are not due and payable. If the real property tax assessment for the fiscal year in which the Closing occurs has not been issued as of the Closing Date, real property taxes shall be prorated based on the most recent assessed value of the Property, multiplied by the current tax rate, and such tax proration shall be subject to adjustment pursuant to subparagraph (m) of this Section 11.

                (b) TITLE INSURANCE. Seller shall pay all title examination fees of Title Company and for the cost of the premium for the standard coverage portion of the Owner's Policies, without extended coverage and without endorsements. Purchaser shall pay the costs of the extended coverage portion of the Owner's Policies and all fees Title Company charged for endorsements to the Owner's Policies. Any so-called date-down endorsements for the loan title insurance policies with respect to any existing mortgages and deeds of trust that are assumed by Purchaser or its Affiliates shall be paid by Purchaser.

                (c) SURVEY COSTS. Purchaser shall pay all costs of any updated surveys, including any recertification required by Purchaser or any lender, including Lenders.

                (d) CLOSING FEE. Seller and Purchaser shall each pay one-half of the closing fee or escrow fee Title Company charges.

                (e) TRANSFER TAX. Seller and Purchaser shall each pay one-half of all documentation, stamp and transfer taxes payable in connection with the transfer of the Subject Property.

                (f) RENTS/TENANT EXPENSE CONTRIBUTIONS. Except as described in SUBSECTION (G) below, Seller and Purchaser shall prorate on an accrual basis to the Closing Date and on the basis of the most reliable information available, all current and advance rent payments of each Tenant under the Leases; all real estate taxes, special assessments, operating expenses, insurance and other charges and amounts payable by each Tenant under the Leases (collectively, "Expense Contributions"); all utility deposits made by Seller or a Subsidiary; and all other accrued and prepaid expenses and income. When actual Expense Contributions for the year in which Closing occurs are known, Purchaser shall bill the Tenants under the Leases for the additional amount, if any, owed by such Tenants as a result of non-payment or underpayment of such Tenants' share of Expense Contributions for the year to which such Expense Contributions apply under the Leases. Upon collection of such amounts the same shall be reprorated between Seller and Purchaser, and Purchaser shall pay Seller all amounts due Seller for the period up to and including the Proration Date. In the event Expense Contributions collected by Seller for the period up to and including the Proration Date exceed actual Expense Contributions for such period, Seller shall pay to Purchaser an amount equal to the excess of Expense Contributions collected over actual Expense Contributions for such period as soon as reasonably practical after such actual Expense Contributions are known. Seller shall have the right, upon five (5) days written notice, to inspect the books and records of the Subject Property to verify that Purchaser is remitting to Seller all amounts required to be remitted to Seller according to the terms of this Agreement.

                (g) DELINQUENT RENTS UNDER LEASES. Provided that unpaid rent of any Tenant (base rent and additional rent) under any Lease is billed as of the Closing Date and such Tenant is 30 or fewer days delinquent in the payment of such rent, Seller shall receive a credit on the closing statement in an amount equal to Seller's proportionate share of such rent. Seller shall not receive a credit for any such rent that is delinquent more than 30 days, which delinquent rent Seller may attempt to collect in the manner described in this SUBSECTION (G). With prior notice to Purchaser, Seller may take such action as Seller deems necessary against Tenants under the Leases who are more than 30 days delinquent in the payment of rent (base rent or additional rent) as of the Closing Date to collect such unpaid rent; provided, however, that Seller will not attempt to terminate such Tenant's right to possess its premises or its lease. If Seller recovers any amount from any such Tenant, Seller will apply such amount in the following order of priority: (a) first, to Seller to offset Seller's collection costs and rent accrued but unpaid prior to the Closing Date; and (b) second, the balance to Seller up to the amount of any delinquent rent as of the Closing Date, with any remaining amount relating to delinquent rent on and after the Closing Date to be paid to Purchaser. If Purchaser recovers any such delinquent amounts, Purchaser will apply such amounts in the following order of priority: (a) first, to Purchaser to offset Purchaser's collection costs and any rent accrued but unpaid after the Closing Date; (b) second, to any delinquent rent owed Purchaser under the Lease on and after the Closing Date and (c) the balance to Seller up to the amount of delinquent rent owed Seller under the applicable Lease for periods prior to the Closing Date. Purchaser shall hold all landlord's liens, if any, in the entireties thereof to enforce the payment of rentals to which Purchaser is entitled, and Seller shall be deemed to have transferred to Purchaser all of such landlord's liens, if any.

                (h) SECURITY DEPOSITS. Purchaser shall receive a credit against the Purchase Price in an amount equal to the sum of all unapplied cash security deposits under the Leases plus, if accrued interest on such security deposits must be reimbursed to any Tenant that paid a security deposit, all interest accrued on such security deposits.

                (i) RECORDING COSTS. Seller shall pay all of the costs to record documents necessary for Seller to place record title to the Real Property in the condition agreed to by the parties pursuant to SECTION 4(A) hereof. Purchaser shall pay the cost of the recording of any amendments to mortgages or deeds of trust. Each of Seller and Purchaser shall pay one-half of the cost of recording the Deeds and all other recording costs.

                (j) EXISTING LOAN INTEREST AND ESCROWS. Seller shall pay the Lenders all interest due with respect to the Existing Debt prior to the Closing Date. To the extent any or all of the Existing Debt is assumed by Purchaser, Purchaser shall pay the Lenders all such interest due from and after the Closing Date. If any Lender does not release to Seller all amounts held in escrow by such Lender for taxes, insurance and all repairs, replacement and rollover reserves (collectively, the "Impound Accounts"), Seller shall assign all of its rights and interests in the Impound Accounts to Purchaser, and Purchaser shall reimburse Seller therefor at the Closing.

                (k) ASSUMPTION AND TRANSFER FEES; OTHER LOAN FEES AND COSTS. Purchaser shall pay any and all assumption fees due to the Lenders in connection with the assumption by Purchaser and/or its Affiliates of the Existing Debt, and shall pay all other loan fees and costs in connection with such assumption, including, without limitation, Lenders' attorneys fees and costs. Purchaser shall also pay any transfer fees and other costs associated with effecting the transfer of any Service Contracts or Warranties to Purchaser.

                (l) OTHER COSTS. All other costs shall be allocated in accordance with the customs prevailing in similar transactions in the respective metropolitan areas where the Projects are located.

                (m) POST-CLOSING ADJUSTMENTS. Notwithstanding anything to the contrary contained in this Section 11, (i) if the amount of the real property taxes and assessments payable with respect to the Property for any period before Closing is determined to be more than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Purchaser any increase in the amount of such real property taxes and assessments applicable to any period before Closing; provided, however, that Seller shall not be required to pay to Purchaser any portion of such increase that is payable by tenants under their respective Leases; and (ii) if the amount of the real property taxes and assessments payable with respect to the Property for any period before Closing is determined to be less than the amount of such real property taxes and assessments that is prorated herein (in the case of the current year) or that was paid by Seller (in the case of any prior year), due to an appeal of the taxes by Seller, a reassessment of the value of the Property or otherwise, Seller and Purchaser shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and (A) Purchaser shall pay to Seller any refund received by Purchaser representing such a decrease in the amount of such real property taxes and assessments applicable to any period before Closing; provided, however, that Purchaser shall not be required to pay to Seller any portion of such refund which is payable to tenants under their respective Leases, and
        (B) Seller shall be entitled to retain any refund received by Seller representing such a decrease in the amount of such real property taxes and assessments applicable to any period before Closing; provided, however, that Seller shall pay to Purchaser that portion of any such refund that is payable to Tenants under their respective Leases.

Except as expressly provided herein, the purpose and intent as to the provisions of prorations and apportionments set forth in this Section 11 and elsewhere in this Agreement is that Seller shall bear all expenses of ownership and operation of the Projects and shall receive all income therefrom accruing through midnight at the end of the day preceding the Closing and Purchaser shall bear all such expenses and receive all such income accruing thereafter. Except as otherwise expressly provided in this Agreement, all prorations provided for herein shall be final.

        12. DEFAULT/REMEDIES. In the event of a breach or default by Seller in closing the transaction contemplated by this Agreement, Purchaser, as its sole and exclusive remedy, shall have the right either (i) to terminate this Agreement and receive a return of the Deposit, together with any interest earned thereon, Seller expressly hereby acknowledging its obligation to pay the Firm Deposit to Purchaser in such event, without interest; or (ii) to seek specific performance of this Agreement, provided that any action for specific performance be commenced within ninety (90) days of the scheduled Closing Date, as the same may have been extended pursuant to the provisions hereof, except that such action, as to the Alliance Data Project, must be commenced within two (2) years after the scheduled Closing Date. Except as otherwise provided in SECTIONS 4(D), 15 and 16 hereof, which shall survive termination of the Agreement, in the event of a breach or default by Purchaser in closing the transaction contemplated by this Agreement, Seller, as its sole and exclusive remedy, shall have the right to terminate this Agreement and receive the Deposit (together with any interest earned thereon) as liquidated damages, it being agreed by the Seller and the Purchaser that the damages to the Seller in case of default by Purchaser may be impossible to ascertain and that the Deposit constitutes a fair and reasonable amount of damages in the circumstances. Nothing herein contained shall limit the rights or obligations of the parties with respect to a default under this Agreement occurring from and after the Closing Date, and in such case the parties shall have all rights and remedies available at law, in equity or otherwise including, without limitation, the right to specific performance, subject to the conditions and limitations herein set forth including, without limitation, the provisions of SECTION 8 hereof. Notwithstanding anything herein to the contrary, neither party shall be entitled to receive special, consequential, incidental or punitive damages under this Agreement.

        13. DAMAGE. If, prior to the Closing Date, all or any part of the Improvements are substantially damaged by fire or other casualty, Seller shall promptly give notice to Purchaser of such fact. Thereafter, at Purchaser's option (to be exercised by Purchaser's written notice to Seller given within thirty (30) days after Seller's initial notice to Purchaser), this Agreement shall terminate with respect to only the Project relating to the damaged Improvements (the "Damaged Project"). In the event of any such termination of this Agreement with respect to only a Damaged Project, neither party will have any further obligations under this Agreement with respect to such Damaged Project (other than the obligations set forth in SECTIONS 4(D), 16 and 17 hereof, which obligations shall survive any such termination), Purchaser shall, at the request of Seller, execute any document reasonably requested by Seller to evidence such termination including, without limitation, a quit claim deed, and the Purchase Price shall be equitably adjusted. If Purchaser fails to elect to terminate this Agreement with respect to such Damaged Project (in the manner provided in this SECTION 13) despite such damage, or if the Improvements are damaged but not substantially, Seller shall promptly commence to repair such damage or destruction and to return the Improvements to substantially their condition prior to such damage. If such damage shall be completely repaired prior to the Closing Date, then there shall be no reduction in the Purchase Price, and Seller shall retain the proceeds of all insurance related to such damage. If such damage shall not be completely repaired prior to the Closing Date, but Seller is diligently proceeding to repair, then Seller shall complete the repair after the Closing Date and shall be entitled to receive the proceeds of all insurance related to such damage; provided, however, that Purchaser shall have the right to delay the Closing Date until repair is completed. For purposes of this SECTION 13, the phrase "substantially damaged" means damage that gives rise to the ability of the primary Tenant in such Project to terminate such Tenant's Lease pursuant to the terms and conditions of such Lease and the primary Tenant actually terminates such Lease. If the damage shall not be completely repaired prior to the Closing Date and Seller is not diligently proceeding to repair or notifies Purchaser in its initial notice that it will not make any repairs and Purchaser nonetheless elects not to terminate this Agreement with respect to such Damaged Project, then at Closing Seller shall assign all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty, rent loss or other insurance policies relating to the Property and Purchaser shall receive a credit against the Purchase Price in the aggregate amount of the deductible under the insurance policies assigned to Purchaser.

        14. CONDEMNATION. If, prior to the Closing Date, eminent domain proceedings are commenced against all or any substantial part of the Subject Property, Seller shall immediately give notice to Purchaser of such fact and, at Purchaser's option (to be exercised within thirty (30) days after Seller's notice), this Agreement shall terminate with respect to only the Project relating to the condemnation (the "Condemned Project"). In the event of any such termination, neither party will have further obligations under this Agreement with respect to such Condemned Project (other than the obligations set forth in SECTIONS 4(D), 15 and 16 hereof, which obligations shall survive any such termination), Purchaser shall, at the request of Seller, execute any document reasonably requested by Seller to evidence such termination including, without limitation, a quit claim deed, and the Purchase Price shall be equitably adjusted. If Purchaser fails to elect to terminate this Agreement with respect to such Damaged Project in the manner provided in this SECTION 14, then there shall be no reduction in the Purchase Price, and Seller shall assign to Purchaser at the Closing Date all of Seller's right, title and interest in and to any award made or to be made in the condemnation proceedings. Prior to the Closing Date, Seller shall not designate counsel, appear in, or otherwise act with respect to the condemnation proceedings without Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that if any action is necessary with respect to such proceeding to avoid any forfeiture or material prejudice, Seller shall be entitled to take such action as and to the extent necessary without obtaining Purchaser's prior written consent. For purposes of this Section, the words "substantial part" means that the portion of the Subject Property to be so taken gives rise to the ability of the primary Tenant in such Project to terminate such Tenant's Lease pursuant to the terms and conditions of such Lease and the primary Tenant actually terminates such Lease.

        15. BROKER'S COMMISSION. Seller and Purchaser each represent and warrant to the other party that in connection with the transaction contemplated hereby, no third party broker or finder has been engaged or consulted by Seller or Purchaser or is entitled to compensation or commission in connection herewith other than Trammell Crow Company (the "Broker"). Seller shall pay to the Broker all commission due to the Broker at Closing, if the transaction contemplated by the Agreement is consummated. Seller shall defend, indemnify and hold harmless Purchaser from and against any and all claims of brokers, finders or any like third party claiming any right to commission or compensation by or through acts of Seller in connection herewith, other than the Broker. Purchaser represents and warrants to Seller that in connection with the transaction contemplated hereby, no third party broker or finder has been engaged or consulted by Purchaser or is entitled to compensation or commission in connection herewith other than the Broker. Purchaser shall defend, indemnify and hold harmless Seller from and against any and all claims of brokers, finders or any like party claiming any right to commission or compensation by or through acts of Purchaser in connection herewith, including without limitation claims of the Broker. The indemnity obligations hereunder, in favor of both Seller and Purchaser, shall include, without limitation, all damages, losses, risks, liabilities and expenses (including, without limitation, reasonable attorneys' fees and costs) arising from and related to matters being indemnified hereunder; provided, however, that the total liability of Seller with respect to the foregoing shall be subject to the conditions and limitations set forth in SECTION 8 hereof. No broker, finder or like party shall be entitled to rely (as a third-party beneficiary or otherwise) on the provisions herein in claiming any right to commission or compensation or otherwise. This SECTION 15 shall survive the expiration or termination of this Agreement or the Closing for one (1) year following the date of Closing.

        16. MUTUAL INDEMNIFICATION. Seller and Purchaser agree to indemnify each other against and hold each other harmless from all liabilities (including reasonable attorneys' fees and costs in defending against claims) arising out of the ownership, operation or maintenance of the Subject Property for their respective periods of ownership; provided, however, nothing herein shall diminish the defense, indemnity and hold harmless obligations of Purchaser set forth in SECTION 4(D) hereof with respect to matters arising from or related to the Tests. The provisions of this section shall survive Closing and execution and delivery of the Deed, and are subject to the conditions and limitations set forth in SECTION 8 of this Agreement.

        17. ASSIGNMENT. Purchaser may assign its rights under this Agreement to one or more Affiliates of Purchaser without the prior written consent of Seller, but with written notice to Seller not later than three (3) business days prior to Closing. Neither Purchaser nor any assignee of Purchaser shall otherwise assign this Agreement to any other party without Seller's prior, written consent. Any assignment shall be subject to all the provisions, terms, covenants and conditions of this Agreement, and the assignor shall, in any event, continue to be and remain liable under this Agreement, as it may be amended from time to time, as a principal and not as a surety. The approved assignee of Purchaser or any other approved assignee shall execute and deliver to Seller an assumption of this Agreement. Any such assignment and assumption shall be evidenced by a written agreement in form and substance reasonably acceptable to Seller. Any assignment of this Agreement made other than in compliance with this SECTION 17 shall be null and void and of no further force or effect. For purposes of this Agreement, the term "Affiliate" shall mean: (a) an entity that controls, is controlled by, or is under common control with Purchaser; or (b) any partnership in which Purchaser or Purchaser's controlling member is the general partner; or (c) any fund or entity in which Purchaser has an ownership interest.

        18. NON-RECOURSE TO MEMBERS OF SELLER. Seller and Purchaser agree that the none of the members or partners of Seller or any Subsidiary of Seller or any of their respective shareholders, members, partners, officers, managers, governors, directors, employees or agents shall be personally liable for any obligations under this Agreement or any document executed in connection herewith.

        19. PORTFOLIO PURCHASE. It is the intent of the Seller and Purchaser that the Subject Property, including all of the Projects, is to be sold by Seller and the Subsidiaries and purchased by Purchaser as the entire Portfolio, upon the terms and conditions herein. Any termination of this Agreement pursuant to the terms and conditions hereof shall be a termination with respect to the entire Portfolio, except as may be expressly provided in either SECTION 13 or
SECTION 14.

        20.     SPECIFIC STATE PROVISIONS AND NOTICES.

                (a) CALIFORNIA NATURAL HAZARD DISCLOSURES. As used herein, the term "Natural Hazard Area" means those areas identified as natural hazards in the Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4 and 51183.5, and California Public Resources Code Sections 2621.9, 2694, and 4136, and any successor statutes or laws (the "Act"). Before the Closing, Seller or Gateway shall provide Purchaser with a Natural Hazard Disclosure Statement ("Disclosure Statement") with respect to each Project located in the State of California. Purchaser acknowledges that Seller has retained the services of Fidelity National Title Insurance Company of New York (the "Natural Hazard Expert") to examine the maps and other information made available to the public by government agencies for the purpose of enabling Seller and Gateway to fulfill their disclosure obligations with respect to the Act and to prepare written reports of the result of its examination (the "Natural Hazards Reports"). Purchaser acknowledges that the Natural Hazard Reports will fully and completely discharge Seller and Gateway of their disclosure obligations under the Act, and, for the purpose of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller and Gateway for errors or omissions not within their personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert dealing within the scope of its expertise with respect to the examination and the Natural Hazards Reports. In no event shall Seller or Gateway have any responsibility for matters not actually known to Seller or Gateway. Purchaser acknowledges and agrees that nothing contained in any Disclosure Statement shall release Purchaser from its obligation to fully investigate the condition of the Subject Property. Purchaser further acknowledges and agrees that the matters set forth in any Disclosure Statement or the Natural Hazard Reports may change on or prior to the Closing Date and that neither Seller nor Gateway has any obligation to update, modify, or supplement any Disclosure Statement or the Natural Hazard Reports. Purchaser shall be solely responsible for preparing and delivering its own Natural Hazard Disclosure Statement(s) to subsequent prospective purchasers of the Subject Property.

                (b) CALIFORNIA REMEDIES. With respect to each Project located in the State of California, as a condition precedent to Purchaser's right to pursue the remedy of specific performance, Purchaser shall file a LIS PENDENS against the relevant Project.

                (c) PURCHASER HEREBY ACKNOWLEDGES THAT IT HAS READ AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 ("SECTION 1542"), WHICH IS SET FORTH BELOW:

                        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
                CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

        BY INITIALING BELOW, PURCHASER HEREBY WAIVES THE PROVISIONS OF SECTION 1542 SOLELY IN CONNECTION WITH THE MATTERS WHICH ARE THE SUBJECT OF THE WAIVERS AND RELEASES SET FORTH IN SECTION 27 OF THIS AGREEMENT OR ELSEWHERE IN THIS AGREEMENT. PURCHASER'S WAIVERS APPLY TO ALL CLAIMS OF ANY NATURE WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ABSOLUTE OR CONTINGENT, AND WHETHER OR NOT DISCOVERABLE BY PURCHASER, THAT PURCHASER NOW HOLDS OR MAY HOLD AND ANY TIME IN THE FUTURE.

        PURCHASER'S INITIALS _________

                (d) OREGON NOTICE. WITH RESPECT TO THE SOUTHWEST PROJECT, THE SUBJECT PROPERTY LOCATED IN THE STATE OF OREGON (THE "OREGON PROPERTY") DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE OREGON PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND WHICH LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS
        30.930 IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE OREGON PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.

                (e) WAIVER FOR TEXAS PROJECTS. PURCHASER HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER THE TEXAS DECEPTIVE TRADE PRACTICES AND CONSUMER PROTECTION ACT (SECTION 17.41 ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, EXCEPT SECTION 17.555 THEREOF. PURCHASER WARRANTS AND REPRESENTS TO SELLER THAT PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, THAT IT IS REPRESENTED BY LEGAL COUNSEL OF ITS OWN SELECTION, THAT IT IS A BUSINESS CONSUMER WITH ASSETS OF $25,000,000 OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENT PREPARED IN ACCORDANCE WITH

        GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND THAT PURCHASER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF A TRANSACTION, AND THAT IT VOLUNTARILY CONSENTS TO THIS WAIVER AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION.

                (f) NOTICE UNDER TEXAS REAL ESTATE LICENSE ACT. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to a Texas Property or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

                (g) NOTICE REGARDING TEXAS PROPERTY IN UNINCORPORATED AREA. Pursuant to the requirements of Section 5.011 of the Texas Property Code, Seller hereby notifies Purchaser that, with respect to any Project located in the State of Texas, if the Real Property is located outside the limits of a municipality, such Real Property may now or later be included within the extra-territorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and extra-territorial jurisdiction. To determine if such Real Property is located within a municipality's extra-territorial jurisdiction, contact all municipalities located in the general proximity of such Real Property for further information.

                (h) TEXAS MUNICIPAL UTILITIES DISTRICT NOTICE. With respect to any Project located in the State of Texas, if the Subject Property is situated in utility or other statutorily created district providing water, sewer, drainage or flood control facilities and services, the Texas Water Code requires Seller or Texas Office to deliver and Purchaser to sign and acknowledge, at the closing, the statutory notice relating to the tax rate, bonded indebtedness or standby fee of the district prior to the final execution of this Agreement. Such notice shall be recorded in the real property (deed) records of the county in which the Subject Property is located.

                (i) INDEPENDENT CONSIDERATION FOR TEXAS PROJECTS. Seller and Purchaser agree that the Deposit shall be deemed to include the amount of One Hundred and No/100 Dollars ($100.00) (the "INDEPENDENT Consideration") for the Alliance Data Project located in Texas. Such Independent Consideration is paid by Purchaser to Seller on the date hereof as consideration for Seller's execution and delivery of this Agreement and for Purchaser's right to inspect and evaluate the Alliance Data Project. The Independent Consideration is independent of any other consideration or payment provided for in this Agreement and, notwithstanding anything to the contrary herein, is non-refundable in all events, including any refund of the balance of the Deposit.

        21. NOTICES. Any notice or other communication required or desired to be given in connection with this Agreement shall be in writing and shall be deemed given, effective and received on the earliest of (a) the date of personal delivery; (b) ten (10) days after deposit in the United States mail, postage prepaid, return receipt requested; (c) one business day after deposit with a national overnight courier; or (d) by facsimile transmission with machine confirmation by the sender's machine (provided that such notice sent by facsimile is also sent via nationally recognized overnight courier for next business day delivery) addressed as follows:

        If to Seller:     APTUS OFFICE INVESTMENTS, LLC
                          156 Front Street, Suite 303
                          Toronto, Ontario, CANADA  M5J 1L6
                          Attention:  Frank Camenzuli
                          Facsimile:  (416) 593-6700

        With a copy to:   Cargill Value Investment Management, Inc.
                          12700 Whitewater Drive
                          Minnetonka, Minnesota  55343
                          Attention:  Lynne Malknecht
                          Facsimile No.: (952) 984-3905

        And a copy to:    Fabyanske, Westra, Hart & Thomson, P.A.
                          800 LaSalle Avenue, Suite 1900
                          Minneapolis, Minnesota  55402
                          Attention:  Judith E. Krow and Charles G. Carpenter
                          Facsimile No. (612) 338-3857

        If to Purchaser:  HARVARD PROPERTY TRUST, LLC
                          15601 Dallas Parkway, Suite 600
                          Addison, Texas  75001
                          Attention:  Jon Dooley and Bill Armendariz
                          Facsimile No.: (214) 655-1610

        With a copy to:   Powell & Coleman, L.L.P.
                          8080 North Central Expressway, Suite 1380
                          Dallas, Texas  75206
                          Attention:  Patrick M. Arnold
                          Facsimile No.:  (214) 373-8768

Attorneys for each party shall be authorized to give notices for each such party. Any notice party may change its address for the service of notice by giving written notice of such change to the other parties, in any manner above specified. For the purposes of this Agreement, a "business day" shall mean a day which is not a Saturday, a Sunday or a legal holiday of the State of Minnesota.

        22. CAPTIONS. The section headings or captions appearing in this Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement.

        23. ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein contained, and all prior negotiations, discussions, writings and agreements between the parties with respect to the subject matter herein contained are superseded and of no further force and effect. No covenant, term or condition of this Agreement shall be deemed to have been waived by either party, unless such waiver is in writing signed by the party charged with such waiver.

        24. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        25. CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to conflicts of law principles.

        26. SEVERABILITY. The unenforceability or invalidity of any provisions hereof shall not render any other provision herein contained unenforceable or invalid.

        27. "AS IS" SALE. PURCHASER ACKNOWLEDGES THAT EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS SET FORTH IN SUBSECTIONS (I), (II), (III),
(IV), (V), (VI), and (VII) OF SECTION 10(A) (A) NEITHER SELLER, NOR ANY OWNER, PRINCIPAL, AGENT, ATTORNEY, EMPLOYEE, BROKER, OR OTHER REPRESENTATIVE OF SELLER, HAS MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE SUBJECT PROPERTIES OR ANY MATTER RELATED THERETO, AND (B) PURCHASER IS NOT RELYING ON ANY WARRANTY, REPRESENTATION, OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OF THE SUBJECT PROPERTY, AND THAT PURCHASER IS ACQUIRING THE SUBJECT PROPERTIES IN THEIR "AS-IS" CONDITION WITH ALL FAULTS. IN PARTICULAR, BUT WITHOUT LIMITATION, EXCEPT AS SET FORTH IN THIS AGREEMENT OR THE DOCUMENTS SET FORTH IN SUBSECTIONS (I),
(II), (III), (iv), (V), (VI), and (VII) OF SECTION 10(A), SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE USE, CONDITION, OCCUPATION OR MANAGEMENT OF ANY OF THE SUBJECT PROPERTIES, COMPLIANCE OF THE SUBJECT PROPERTIES WITH APPLICABLE STATUTES, LAWS, CODES, ORDINANCES, REGULATIONS OR REQUIREMENTS OR COMPLIANCE OF THE SUBJECT PROPERTIES WITH COVENANTS, CONDITIONS, AND RESTRICTIONS, WHETHER OR NOT OF RECORD.

        28.     TIME OF ESSENCE. Time is of the essence of this Agreement.

        29. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile are binding on the party sending the facsimile signatures. The original of any signature sent by facsimile shall be sent to the receiving party via overnight courier sent the same day the facsimile signature is sent.

        30. INTERPRETATION. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

        31. WAIVER OF JURY TRIAL; JURISDICTION. EACH OF SELLER, EACH SUBSIDIARY AND PURCHASER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY

ACTION RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREUNDER. This Agreement may be enforced in any United States District Court for the District of Minnesota or state court of the State of Minnesota sitting in Hennepin County, Minnesota, or any United States District Court for the (a) Central District of California, or state court sitting in Los Angeles County, California; (b) District of Oregon or state court sitting in Washington County, Oregon; or (c) Eastern District of Texas or state court sitting in Collin County, Texas. Both parties consent to the jurisdiction and venue of any of the above-described courts and waive any argument that venue in such forums is not proper or convenient.

        32. TAX DEFERRED EXCHANGE. Purchaser and Seller (or any Subsidiary, as appropriate), or their permitted assigns, have the right to structure the sale of the Subject Property as part of one or more deferred exchanges in accordance with the provisions of Section 1031 of the Internal Revenue Code. Purchaser and Seller will make reasonable efforts to cooperate with any such exchange requested by the other, including without limitation executing consents to assignments and other documents reasonably requested by the exchanging party; provided that: (i) the Closing Date hereunder will not thereby be delayed, (ii) the cooperating Purchaser or Seller, as the case may be, does not incur any additional expense or liability, nor assume any personal liability in connection with a request by the other party to cooperate with said exchange, (iii) the exchanging party shall not be released from its obligations under this Agreement if the exchanging party's exchange fails for any reason, and the exchanging party shall remain obligated under this Agreement, (iv) the cooperating party shall not be required to acquire title to any other real property (other than the Real Property), and (v) the exchanging party shall indemnify, defend and hold the cooperating party harmless from and against all expenses, losses, costs (including, without limitation, reasonable attorneys' fees), damages and claims resulting from the exchanging party's exchange or attempted exchange. The cooperating party hereby disclaims any responsibility for the qualification of the transactions contemplated by this Agreement as a tax-deferred exchange under Internal Revenue Code Section 1031, as amended, and the exchanging party agrees that the cooperating party shall not be liable for any tax liability, interest or penalties arising thereunder by virtue of the cooperating party's cooperation in the consummation of any such exchange or attempted exchange.

        33. RETURN OF DOCUMENTS; CONFIDENTIALITY; EXCLUSIVITY. In the event that this Agreement is terminated or cancelled without Purchaser or any Affiliate(s) of Purchaser acquiring the Subject Property pursuant to the terms hereof, Purchaser shall, within five (5) business days thereafter, deliver to Seller all due diligence materials delivered by Seller to Purchaser. In addition to the foregoing, (a) all information provided by Seller to Purchaser or obtained by Purchaser relating to the Projects in the course of Purchaser's inspection, including, without limitation, any environmental assessment or audit, (b) the identities of Seller and Purchaser, and the fact that they have entered into this Agreement, and (c) the terms of this Agreement (collectively, the "Information") shall be treated as confidential by Purchaser. Purchaser agrees to transmit the Information only to such of its attorneys, accountants, consultants, equity investors, lenders and other persons assisting Purchaser in connection with the transactions that are the subject of this Agreement ("Representatives") who need to know the Information for the sole purpose of Purchaser's review and closing of the proposed transactions and who agree to maintain the confidentiality of such Information. Seller and Purchaser agree not to make any public announcements or disclosures with respect to the subject matter hereof, except by Seller to tenants at the premises, without the written consent of the other party. In the event that this transaction is not closed for any reason, then Purchaser shall return to Seller all copies of all Information in its possession or in the possession of any of its Representatives, shall maintain the confidentiality of the Information, and shall require all Representatives not to disclose any Information to any other party. Notwithstanding the foregoing provisions, however (i) the foregoing covenant of confidentiality shall not be applicable to any information published by Seller as public knowledge or otherwise available in the public domain; and (ii) Purchaser shall be permitted to disclose such information as may be recommended by Purchaser's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Purchaser, including any required disclosures to the Securities and Exchange Commission. The provisions of this Section shall survive the termination of this Agreement.

        34. IRS REPORTING REQUIREMENTS. Seller and Purchaser acknowledge and agree that Section 6045(e) of the Internal Revenue Code of 1986 requires that notice of the sale and purchase of the Subject Property described in this Agreement, be provided to the Internal Revenue Service (the "IRS") by preparation of and filing with the IRS of one or more IRS Form 1099-B; and further, Seller and Purchaser agree to furnish and provide, or cause the Subsidiaries and the Purchaser Entities, respectively, to furnish and provide, to the Title Company any and all information and documentation, including without limitation the Designation Agreements, that the Title Company may require in order for the Title Company to (a) comply with all instructions to the IRS Forms 1099-B in the preparation thereof, and (b) prepare and timely file with the IRS said IRS Forms 1099-B with respect to this transaction.

        35. ATTORNEYS' FEES. If either party commences an action against the other to enforce this Agreement or because of the breach by either party of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorney fees, costs, and expenses (including expert fees and costs) incurred in connection with the prosecution or defense of such action, including any appeal, in addition to all other relief.

        36. LIMITATION. Notwithstanding anything to the contrary in this Agreement, or in any Exhibit or schedule attached hereto, Purchaser acknowledges and agrees that each Subsidiary has owned its Project since December 30, 2004. Therefore, to the extent Seller or any Subsidiary provides information in its possession as to any Project which information predates December 30, 2004, said information was provided to Seller and the Subsidiaries by ORE IV and Seller and each Subsidiary delivers such information to Purchaser without any certification, representation, covenant or warranty that any such information is true, correct or complete.

        37. EXHIBITS AND SCHEDULES. The following schedules and exhibits are made a part hereof, with the same force and effect as if specifically set forth herein:

        Schedule 1 -  List of Master Leases
        Schedule 2 -  Environmental Reports

        Exhibit A -   Legal Description
        Exhibit B -   Schedule of Leases
        Exhibit C     Schedule of Broker Commissions
        Exhibit D -   Schedule of Permits

        Exhibit E -   Schedule of Service Contracts
        Exhibit F -   Schedule of Warranties
        Exhibit G -   Form of Earnest Money Escrow Agreement
        Exhibit H -   Forms of Tenant Estoppel Certificate
        Exhibit I -   Forms of Special Warranty Deed
        Exhibit J -   Form of Special Warranty Bill of Sale
        Exhibit K -   Form of Assignment and Assumption of Leases
        Exhibit L -   Form of Assignment and Assumption of Contracts
                      and Project Documents
        Exhibit M -   Documents to be delivered


                            [signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER:

APTUS OFFICE INVESTMENTS, LLC
By:     Diversified Magnettawan Office,  LLC
        Its Manager


        By:  __________________________
             Name:  ___________________
             Title: ___________________

PURCHASER

HARVARD PROPERTY TRUST, LLC,
a Delaware limited liability company


By:  __________________________
     Name:  ___________________
     Title: ___________________

                             JOINDER OF SUBSIDIARIES

Each of the Subsidiaries hereby joins this Agreement with respect to the obligations, representations, warranties and indemnities of Seller to Purchaser only to the extent related to (i) the status of such Subsidiary or its authority to enter into any documents related to this Agreement, (ii) the Project owned by such Subsidiary and/or (iii) the portion of the Existing Debt for which such Subsidiary is an obligor; provided that the liability of the Subsidiaries and the Seller, in the aggregate, under this Agreement shall be limited as provided in SECTION 8 hereof.

Aptus Dallas TX Office, L.P.
By:     Aptus Office GP I, LLC
        Its General Partner
        By:  Aptus Office Investments, LLC
             Its Manager
             By:   Diversified Magnettawan Office, LLC
                   Its Manager


                   By:  ___________________________
                        Name:   ___________________
                        Title:  ___________________


Aptus Gateway CA, L.P.
By:     Aptus Office GP I, LLC
        Its General Partner
        By:  Aptus Office Investments, LLC
             Its Manager
             By:   Diversified Magnettawan Office, LLC
                   Its Manager


                   By:  ___________________________
                        Name:   ___________________
                        Title:  ___________________


Aptus Southwest OR, LLC
By:     Aptus Office GP I, LLC
        Its General Partner
        By:  Aptus Office Investments, LLC
             Its Manager
             By:   Diversified Magnettawan Office, LLC
                   Its Manager


                   By:  ___________________________
                        Name:   ___________________
                        Title:  ___________________

                                   SCHEDULE 1

        Multi-Tenant Office Lease Agreement by and between Opus Real Estate Oregon IV, L.L.C., as landlord, and Opus Northwest, L.L.C., as tenant, relating to a portion of the Southwest Project, as landlord's interest has been assigned to Aptus Southwest OR, LLC.














                                  Schedule 1-1

                                   SCHEDULE 2

                              ENVIRONMENTAL REPORTS


                            See Trammell Crow website












                                  Schedule 2-1

                                    EXHIBIT A

                               LEGAL DESCRIPTIONS

ALLIANCE DATA

Lot 3, Block A/8735, of ALLIANCE DATA SYSTEMS ADDITION, an Addition to the City of Dallas, Collin County, Texas according to the plat thereof recorded in Volume K, Page 535, Map Records of Collin County, Texas. Correction plat filed in Volume L, Page 791, Map Records, Collin County, Texas.



SOUTHWEST

PARCEL I:

Beginning at the Northeast corner of the Adam Shaver Donation Land Claim; thence running South along said claim line 80 rods; thence East 40 rods; thence North to the center of Fanno Creek; thence up stream along the center of Fanno Creek to the center of the County Bridge across Fanno Creek; thence in a Northwesterly direction along the center of the county road to the section line between Sections 12 and 13, in Township 2 South of Range 1 West of the Willamette Meridian; thence West 40 rods on said section line to the place of beginning, all being in Section 13, Township 2 South, Range 1 West, of the Willamette Meridian in the County of Washington and State of Oregon.

EXCEPTING THEREFROM however, the lands heretofore conveyed to the Oregon Electric Railway Co. by Deed recorded in Book 75, page 35, the lands heretofore conveyed to Harry and Elizabeth Hamback by Deed recorded in Book 118, page 158, the lands heretofore conveyed to Mike P. Ochs by Deed recorded in Book 143, page 343, and corrected by Book 150, page 454 and the lands heretofore conveyed to Robert F. Swain and Gladys L. Swain by Deed recorded in Book 150, page 452. ALSO EXCEPT that portion conveyed to Portland General Electric Company by Deed recorded March 22, 1974 in Book 967, page 562.

ALSO EXCEPT that portion conveyed to Unified Sewerage Agency by Deed recorded May 1, 1974 in Book 972, page 292.

ALSO EXCEPT that portion conveyed to Tigard School District No. 23J by Deed recorded August 15, 1988 as Fee No. 88-35795.

ALSO EXCEPT that portion lying West of the West line of the Northeast one-quarter of the Northwest one-quarter of Section 13, Township 2 South, Range 1 West, of the Willamette Meridian.

ALSO EXCEPT that portion conveyed to Hugo F. Mackey and Helen Marie Mackey by Deed recorded in Book 232, page 587.

ALSO EXCEPT:

A tract of land in the Northeast quarter and Northwest quarter of Section 13, Township 2 South, Range 1 West, of the Willamette Meridian, in the City of Tigard, County of Washington and State of Oregon, more particularly described as follows:

Beginning at the Southwesterly corner of that tract of land conveyed to David Metzger in the Deed recorded as Document Number 98139624, Washington County Deed Records; thence South 88(0)36'44" East, 119.59 feet to a point on the Southerly extension of the Easterly line of said tract per Document Number 98139624; thence Northerly along said Southerly extension North 01(0)29'08" East, 10.89 feet to the Southeasterly corner of said Metzger Tract; thence along the Southerly line thereof South 86(0)11'03" West, 120.10 feet to the point of beginning.

ALSO EXCEPT:

A tract of land in the Northeast quarter and Northwest quarter of Section 13, Township 2 South, Range 1 West, of the Willamette Meridian, in the City of Tigard, County of Washington and State of Oregon, more particularly described as follows:

Commencing at the Southwesterly corner of that tract of land conveyed to David Metzger in the Deed recorded as Document Number 98139624, Washington County Deed Records; thence South 88(0)36'44" East, 119.59 feet to the true point of beginning; thence continuing South 88(0)36'44" East, 233.53 feet to the Southerly extension of the Easterly line of the tract conveyed to David G. Metzger and Dianne S. Metzger in the Deed recorded as Document Number 83008504; thence Northerly along said Southerly extension line North 01(0)25'11" East,
32.16 feet to the Southeasterly corner of said tract per Document Number 83008504; thence along the Southerly line thereof South 86(0)11'03" West, 234.50 feet to the Southeasterly corner of the tract per Document Number 98139624; thence South 01(0)29'08" West, 10.89 feet to the true point of beginning.

ALSO KNOWN AS :

A tract of land being a portion of those lands conveyed to Opus Northwest L.L.C. by Warranty Deed recorded as Document No. 200066345, Washington County Deed Records, in the Northwest Quarter of Section 13, Township 2 South, Range 1 West of the Willamette Meridian, City of Tigard, County of Washington and State of Oregon, more particularly described as follows:

Commencing at the Northwest corner of Section 13, hereinabove described; thence South 88(degree)42'31" East, 1584.61 feet to a point at the intersection of the North line of the Northwest 1/4 of said Section 13 with the Northerly extension of the West line of that certain tract of land conveyed to Metzger Ventures LLC by Quitclaim Deed recorded as Document No. 2001054073, said Deed Records; thence along said Northerly extension and West line of said Metzger Ventures LLC tract South 01(degree)16'02" West, 367.35 feet to the Southwest corner thereof and the True Point of Beginning of the herein described tract of land; thence along the South line of those lands conveyed to David G. Metzger by Quitclaim Deed recorded as Document No. 2001021233 and to Metzger Ventures LLC by Quitclaim Deed recorded as Document No. 2001021234, said Deed Records, South 88(degree)36'44" East, 353.12 feet to a point 10.00 feet West of the West line of that certain tract of land conveyed to Harry Hamback by Deed Recorded in Book 118, Page 158, said Deed Records; thence parallel with said West line South 01(degree)25'11" West, 202.89 feet to an iron pipe; thence North 88(degree)34'49" West, 149.30 feet; thence South 64(degree)07'11" West, 168.50 feet to the beginning of a tangent 150.80 foot radius curve to the left; thence along the arc of said curve 12.66 feet through a central angle of 04(degree)48'42" (the long chord bears South 61(degree)42'50" West, 12.66 feet) to the East line of that certain tract of land conveyed to Portland General Electric Company by Warranty Deed recorded in Book 967, Page 562, said Deed Records; thence along said East line North 01(degree)16'02" East, 104.19 feet to the Northeast corner thereof; thence along the North line of said Portland General Electric Company tract North 88(degree)43'58" West, 42.33 feet to the Southeast corner of that certain tract of land conveyed to Tigard School District No. 23J by Warranty Deed recorded as Document No. 88-35795, said Deed Records; thence along the East line thereof North 01(degree)16'02" East, 182.17 feet to the True Point of Beginning.

Containing therein 1.78 acres, more or less.

PARCEL II:

Beginning at an iron in the center of County Road No. 23, said beginning point being 1871.4 feet South 89(0)58' East and 127.0 feet South 58(0)48' East from the corner of Sections 11, 12, 13 and 14, Township 2 South, Range 1 West, of the Willamette Meridian, in the City of Tigard, County of Washington and State of Oregon; running thence South 671.0 feet, more or less, to the center of Fanno Creek; thence up the center of said creek with the meanderings thereof in a Northeasterly direction 850 feet, more or less, to the center of said County Road No. 23; thence North 58(0)48' West 548 feet, more or less, to the place of beginning.

EXCEPT that portion taken in Decree of Condemnation entered April 29, 1997 in Washington County Circuit Case No. C95-1061CV for road purposes.

PARCEL III:

Beginning at the same beginning point as in Parcel II above; thence South 671.0 feet, more or less, to the center of Fanno Creek; thence down the center of said creek with the meanderings thereof in Southwesterly direction 32.2 feet; thence North 683 feet to the center of said County Road No. 23; thence South 58(0)48' East 37.86 feet to the place of beginning.

EXCEPT that portion taken in Decree of Condemnation entered April 29, 1997 in Washington County Circuit Case No. C95-1061CV for road purposes.

PARCEL IV:
Being a part of the Northwest quarter of Section 13, Township 2 South, Range 1 West, of the Willamette Meridian, in the City of Tigard, County of Washington and State of Oregon, and being more particularly described as follows:

Beginning at a point on the West line of that certain second tract in Section 13, Township 2 South, Range 1 West, of the Willamette Meridian, conveyed to Harry Hamback by Deed recorded in Book 118, page 158 of the Washington County Deed Records, said beginning point being South 89(0)58' East 1871.4 feet South 58(0)48' East 89.1 feet and South 283.8 feet from the Northwest corner of said
Section 13; and running thence South 398.2 feet to the center of Fanno Creek at the Southwest corner of said Hamback land; thence following up the center of said creek Easterly a distance of 32.3 feet to a point on the East line of the Ochs land; thence South along the East line of said Ochs land a distance of
354.8 feet to an iron pipe on the Northerly boundary of the Oregon Electric Railway right of way; thence South 57(0)49' West along said railway right of way boundary a distance of 205.6 feet to an iron pipe; thence North 37(0)29' West
265.0 feet to an iron pipe; thence North 27(0)40' West 151.7 feet to an iron pipe; thence along a 150.8 foot radius curve right a distance of 237.9 feet to an iron pipe, the long chord of said curve being North 17(0)31' East 213.6 feet; thence North 62(0)42' East 168.5 feet to an iron pipe; thence East 149.3 feet to an iron pipe which is 10.0 feet West from the West line of the said Hamback land; thence North and always 10.0 feet West from the said Hamback line a distance of 236.9 feet to the South boundary of that certain tract conveyed to Mike Ochs by Deed recorded in Book 143, page 343 of the said record of deeds; thence East 10.0 feet to the place of beginning.

EXCEPT that portion conveyed to Portland General Electric Company by Deed recorded March 22, 1974 in Book 967, page 562.

ALSO EXCEPT that portion conveyed to Unified Sewerage Agency by Deed recorded May 1, 1974 in Book 972, page 292.

FURTHER EXCEPTING THEREFROM a tract of land in the Northwest quarter of Section 13, Township 2 South, Range 1 West, of the Willamette Meridian, in the City of Tigard, County of Washington and State of Oregon, more particularly described as follows:

Beginning at a 5/8" iron rod, set in Survey Number 22455, Washington County Survey Records, at the intersection of the Northwesterly right of way line of the Oregon Electric Railroad (now the Burlington Northern Railroad) with a line drawn north and south parallel and 1980 feet (30 chains) East of the West line of said Section 13; thence North 01(0)34'45" East, 358.11 feet to the centerline of Fanno Creek; thence along said centerline South 77(0)41'16" East, 3.23 feet; thence South 01(0)25'11" West, 354.87 feet to the aforementioned Northwesterly right of way line of the Oregon Electric Railroad; thence along said right of way line South 59(0)14'16" West, 4.93 feet to the point of beginning.

PARCEL V:
Beginning at a point in the center of County Road No. 23 which beginning point is South 89(0)58' East 1871.4 feet and South 58(0)48' East 89.1 feet from the Northwest corner of said Section 13, said beginning point being also at the Northwest corner of second tract conveyed to Harry Hamback by Deed recorded at page 158 of Book 118 of the record of deeds for City of Tigard,

County of Washington and State of Oregon, and running thence South 283.8 feet to the South line of that certain tract conveyed to Mike Ochs by Deed recorded at page 343 of Book 143 of said record of deeds; thence West 10.0 feet; thence North 289.0 feet to a point in the center of said road; thence South 58(0)48' East 11.7 feet to the place of beginning.

GATEWAY 12

REAL PROPERTY IN THE CITY OF DIAMOND BAR, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

LOT 12 OF TRACT 39679, AS PER MAP RECORDED IN BOOK 1083 PAGES 14 TO 21 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATED THEREIN AND THEREUNDER, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR, PRODUCE, EXTRACT, TAKE AND MINE THEREFROM, SUCH OIL, GAS AND OTHER HYDROCARBONS AND MINERALS, AND TO STORE THE SAME UPON THE SURFACE OF SAID LAND, OR BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO STORE UPON THE SURFACE OF SAID LAND, OIL, GAS AND OTHER HYDROCARBONS AND MINERALS WHICH MAY BE PRODUCED FROM OTHER LAND, WITH THE RIGHT OF ENTRY THEREON FOR SAID PURPOSES AND WITH THE RIGHT TO CONSTRUCT, USE, MAINTAIN, ERECT, REPAIR, REPLACE AND REMOVE THEREON AND THEREFROM ALL PIPE LINES, TELEPHONE AND TELEGRAPH LINES, TANKS, MACHINERY, BUILDINGS AND OTHER STRUCTURES, WHICH MAY BE NECESSARY AND REQUISITE TO CARRY ON OPERATION ON SAID LAND, WITH THE FURTHER RIGHT TO ERECT, MAINTAIN, OPERATE AND REMOVE A PLANT WITH ALL NECESSARY APPURTENANCES FOR THE EXTRACTION OF GASOLINE FROM GAS, INCLUDING ALL RIGHT NECESSARY OR CONVENIENT THERETO, AS RESERVED IN DEED FROM TRANSAMERICA DEVELOPMENT COMPANY, A CORPORATION, RECORDED MARCH 29, 1968 IN BOOK D 3955 PAGE 185, OFFICIAL RECORDS AS INSTRUMENT NO. 2456, AND RE-RECORDED JUNE 19, 1969 IN BOOK D 4407 PAGE 591, AS INSTRUMENT NO. 1776, OFFICIAL RECORDS.

BY QUITCLAIM DEED RECORDED OCTOBER 9, 1981 AS INSTRUMENT NO. 81-1004553, TRANSAMERICA DEVELOPMENT COMPANY, A CORPORATION FORMERLY CAPITAL COMPANY, A CORPORATION RELEASED AND SURRENDERED TO THE DIAMOND BAR DEVELOPMENT CORPORATION, A CORPORATION, THE SURFACE RIGHT TO SAID LAND FOR A DISTANCE OF NOT MORE THAN 500 FEET IN DEPTH, AND NOTHING THEREIN CONTAINED SHALL IN ANY WAY BE CONSTRUED TO PREVENT, HINDER OR DELAY THE FREE AND UNLIMITED RIGHT TO MINE, DRILL, BORE, OPERATE AND REMOVE FROM BENEATH THE SURFACE OF SAID LAND OR LANDS, AT ANY LEVEL OR LEVELS 500 FEET OR MORE BELOW THE SURFACE OF SAID LAND, FOR THE PURPOSE OF DEVELOPMENT OR REMOVAL OF ALL OIL, GAS, MINERALS AND OTHER

HYDROCARBONS SITUATED THEREIN OR THEREUNDER, OR PRODUCIBLE THEREFROM, TOGETHER WITH ALL WATER NECESSARY IN CONNECTION PRODUCIBLE THEREFROM TOGETHER WITH ALL WATER NECESSARY IN CONNECTION WITH ITS DRILLING OR MINING OPERATION THEREUNDER.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE BOUNDARIES OF THE LAND DESCRIBED IN THE DEED FROM UNIVERSITY OF REDLANDS, ET AL., RECORDED DECEMBER 28, 1950, IN BOOK 35179 PAGE 74, OFFICIAL RECORDS, AN AGGREGATE OF ONE-FOURTH OF ALL OIL, GAS AND CASINGHEAD GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN, ON OR UNDER THE SURFACE OF SAID PREMISES, IT BEING THE INTENTION THAT EACH GRANTOR THEREBY RESERVES IN SEVERALTY, A FRACTIONAL PART OF SAID ONE-FOURTH CORRESPONDING EXACTLY WITH THE RESPECTIVE INTERESTS OF THE GRANTORS SET FORTH FOLLOWING THEIR NAMES IN THE DEED, AS RESERVED IN THE DEED FROM UNIVERSITY OF REDLANDS, A CORPORATION, ET AL., TO BARTHOLOMAE CORPORATION, A CORPORATION, RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 74, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATED IN SAID LAND OR THEREUNDER OR PRODUCIBLE THEREFROM, TOGETHER WITH THE FREE AND UNLIMITED RIGHT TO MINE, STORE, DRILL AND BORE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL OR LEVELS FIVE HUNDRED (500) FEET OR MORE BELOW THE SURFACE OF SAID LAND, FOR THE PURPOSE OF DEVELOPING OR REMOVAL OF SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF SUCH WELL AND ALL OTHER SURFACE FACILITIES SHALL BE LOCATED ON LAND OTHER THAN THAT DESCRIBED HEREIN AND SHALL NOT PENETRATE ANY PART OR PORTION OF THE ABOVE DESCRIBED REAL PROPERTY WITHIN FIVE HUNDRED (500) FEET OF THE SURFACE THEREOF, AND ALL OF THE RIGHTS SO TO REMOVE SUCH SUBSTANCES ARE HEREBY SPECIFICALLY RESERVED, INCLUDING THE RIGHT TO DRILL FOR, PRODUCE AND USE WATER FROM SAID REAL PROPERTY IN CONNECTION WITH SUCH OPERATIONS, AS EXCEPTED AND RESERVED BY TRANSAMERICA DEVELOPMENT COMPANY, A CORPORATION, FORMERLY CAPITAL COMPANY, A CORPORATION, DEED RECORDED JUNE 30, 1965 AS INSTRUMENT NO. 1027 IN BOOK D 2959 PAGE 114, OFFICIAL RECORDS.

GATEWAY 22

Real property in the State of California, County of Los Angeles, and is described as follows:

Lot 22 of Tract 39679, as per map recorded in Book 1083 pages 14 to 21 inclusive of maps, in the Office of the County Recorder of said county.

Except therefrom all oil, gas, and other hydrocarbons and minerals now or at any time hereafter situated therein and thereunder, together with the exclusive right to drill for, produce, extract, take and mine therefrom, such oil, gas and other hydrocarbons and minerals, and to store the same upon the surface of said land, or below the surface of said land, together with the right to store upon the surface of said land, oil, gas and other hydrocarbons and minerals which may be produced from other land, with the right of entry thereon for said purposes and with the right to construct, use, maintain, erect, repair, replace and remove thereon and therefrom all pipe lines, telephone and telegraph lines, tanks, machinery, buildings and other structures, which may be necessary and requisite to carry on operation on said land, with the further right to erect, maintain, operate and remove a plant with all necessary appurtenances for the extraction of gasoline from gas, including all right necessary or convenient thereto, as reserved in deed from Transamerica Development Company, a corporation, recorded March 29, 1968 in Book D 3955 page 185, official records as Instrument No. 2456, and re-recorded June 19, 1969 in Book D 4407 page 591, as Instrument No. 1776, official records.

By Quitclaim Deed recorded October 9, 1981 as Instrument No. 81-1004553, Transamerica Development Company, a corporation formerly Capital Company, a corporation released and surrendered to the Diamond Bar Development Corporation, a corporation, the surface right to said land for a distance of not more than 500 feet in depth, and nothing therein contained shall in any way be construed to prevent, hinder or delay the free and unlimited right to mine, drill, bore, operate and remove from beneath the surface of said land or lands, at any level or levels 500 feet or more below the surface of said land, for the purpose of development or removal of all oil, gas, minerals and other hydrocarbons situated therein or thereunder, or producible therefrom, together with all water necessary in connection producible therefrom together with all water necessary in connection with its drilling or mining operation thereunder.

Also except from that portion of said land included within the boundaries of the land described in the Deed from University of Redlands, et al., recorded December 28, 1950, in Book 35179 page 74, official records, an aggregate of one-fourth of all oil, gas and casinghead gas and other hydrocarbon substances and minerals in, on or under the surface of said premises, it being the intention that each grantor thereby reserves in severalty, a fractional part of said one-fourth corresponding exactly with the respective interests of the grantors set forth following their names in the Deed, as reserved in the Deed from University of Redlands, a corporation, et al., to Bartholomae Corporation, a corporation, recorded December 28, 1950 in Book 35179 page 74, official records.

Also except therefrom all oil, gas and other hydrocarbons and minerals now or at any time hereafter situated in said land or thereunder or producible therefrom, together with the free and unlimited right to mine, store, drill and bore beneath the surface of said land at any level or levels five hundred (500) feet or more below the surface of said land, for the purpose of developing or removal of such substances, provided that the surface opening of such well and all other surface facilities shall be located on land other than that described herein and shall not penetrate any part or portion of the above described real property within five hundred (500) feet of the surface thereof, and all of the rights so to remove such substances are hereby specifically reserved, including the right to drill for, produce and use water from said real property in connection with such operations, as excepted and reserved by Transamerica Development Company, a corporation, formerly Capital Company, a corporation, Deed recorded June 30, 1965 as Instrument No. 1027 in Book D 2959 page 114, official records.

GATEWAY 23

REAL PROPERTY IN THE CITY OF DIAMOND BAR, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

LOT 23 OF TRACT 39679, AS PER MAP RECORDED IN BOOK 1083 PAGES 14 TO 21 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATED THEREIN AND THEREUNDER, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR, PRODUCE, EXTRACT, TAKE AND MINE THEREFROM, SUCH OIL, GAS AND OTHER HYDROCARBONS AND MINERALS, AND TO STORE THE SAME UPON THE SURFACE OF SAID LAND, OR BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO STORE UPON THE SURFACE OF SAID LAND, OIL, GAS AND OTHER HYDROCARBONS AND MINERALS WHICH MAY BE PRODUCED FROM OTHER LAND, WITH THE RIGHT OF ENTRY THEREON FOR SAID PURPOSES AND WITH THE RIGHT TO CONSTRUCT, USE, MAINTAIN, ERECT, REPAIR, REPLACE AND REMOVE THEREON AND THEREFROM ALL PIPE LINES, TELEPHONE AND TELEGRAPH LINES, TANKS, MACHINERY, BUILDINGS AND OTHER STRUCTURES, WHICH MAY BE NECESSARY AND REQUISITE TO CARRY ON OPERATION ON SAID LAND, WITH THE FURTHER RIGHT TO ERECT, MAINTAIN, OPERATE AND REMOVE A PLANT WITH ALL NECESSARY APPURTENANCES FOR THE EXTRACTION OF GASOLINE FROM GAS, INCLUDING ALL RIGHT NECESSARY OR CONVENIENT THERETO, AS RESERVED IN DEED FROM TRANSAMERICA DEVELOPMENT COMPANY, A CORPORATION, RECORDED MARCH 29, 1968 IN BOOK D 3955 PAGE 185, OFFICIAL RECORDS AS INSTRUMENT NO. 2456, AND RE-RECORDED JUNE 19, 1969 IN BOOK D 4407 PAGE 591, AS INSTRUMENT NO. 1776, OFFICIAL RECORDS.

BY QUITCLAIM DEED RECORDED OCTOBER 9, 1981 AS INSTRUMENT NO. 81-1004553, TRANSAMERICA DEVELOPMENT COMPANY, A CORPORATION FORMERLY CAPITAL COMPANY, A CORPORATION RELEASED AND SURRENDERED TO THE DIAMOND BAR DEVELOPMENT CORPORATION, A CORPORATION, THE SURFACE RIGHT TO SAID LAND FOR A DISTANCE OF NOT MORE THAN 500 FEET IN DEPTH, AND NOTHING THEREIN CONTAINED SHALL IN ANY WAY BE CONSTRUED TO PREVENT, HINDER OR DELAY THE FREE AND UNLIMITED RIGHT TO MINE, DRILL, BORE, OPERATE AND REMOVE FROM BENEATH THE SURFACE OF SAID LAND OR LANDS, AT ANY LEVEL OR LEVELS 500 FEET OR MORE BELOW THE SURFACE OF SAID LAND, FOR THE PURPOSE OF DEVELOPMENT OR REMOVAL OF ALL OIL, GAS, MINERALS AND OTHER HYDROCARBONS SITUATED THEREIN OR THEREUNDER, OR PRODUCIBLE THEREFROM, TOGETHER WITH ALL WATER NECESSARY IN CONNECTION PRODUCIBLE THEREFROM TOGETHER WITH ALL WATER NECESSARY IN CONNECTION WITH ITS DRILLING OR MINING OPERATION THEREUNDER.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE BOUNDARIES OF THE LAND DESCRIBED IN THE DEED FROM UNIVERSITY OF REDLANDS, ET AL., RECORDED DECEMBER 28, 1950, IN BOOK 35179 PAGE 74, OFFICIAL RECORDS, AN AGGREGATE OF ONE-FOURTH OF ALL OIL, GAS AND CASINGHEAD GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN, ON OR UNDER THE SURFACE OF SAID PREMISES, IT BEING THE INTENTION THAT EACH GRANTOR THEREBY RESERVES IN SEVERALTY, A FRACTIONAL PART OF SAID ONE-FOURTH CORRESPONDING EXACTLY WITH THE RESPECTIVE INTERESTS OF THE GRANTORS SET FORTH FOLLOWING THEIR NAMES IN THE DEED, AS RESERVED IN THE DEED FROM UNIVERSITY OF REDLANDS, A CORPORATION, ET AL., TO BARTHOLOMAE CORPORATION, A CORPORATION, RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 74, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATED IN SAID LAND OR THEREUNDER OR PRODUCIBLE THEREFROM, TOGETHER WITH THE FREE AND UNLIMITED RIGHT TO MINE, STORE, DRILL AND BORE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL OR LEVELS FIVE HUNDRED (500) FEET OR MORE BELOW THE SURFACE OF SAID LAND, FOR THE PURPOSE OF DEVELOPING OR REMOVAL OF SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF SUCH WELL AND ALL OTHER SURFACE FACILITIES SHALL BE LOCATED ON LAND OTHER THAN THAT DESCRIBED HEREIN AND SHALL NOT PENETRATE ANY PART OR PORTION OF THE ABOVE DESCRIBED REAL PROPERTY WITHIN FIVE HUNDRED (500) FEET OF THE SURFACE THEREOF, AND ALL OF THE RIGHTS SO TO REMOVE SUCH SUBSTANCES ARE HEREBY SPECIFICALLY RESERVED, INCLUDING THE RIGHT TO DRILL FOR, PRODUCE AND USE WATER FROM SAID REAL PROPERTY IN CONNECTION WITH SUCH OPERATIONS, AS EXCEPTED AND RESERVED BY TRANSAMERICA DEVELOPMENT COMPANY, A CORPORATION, FORMERLY CAPITAL COMPANY, A CORPORATION, DEED RECORDED JUNE 30, 1965 AS INSTRUMENT NO. 1027 IN BOOK D 2959 PAGE 114, OFFICIAL RECORDS.

                                    EXHIBIT B

                               SCHEDULE OF LEASES

ALLIANCE DATA PROJECT

TENANT: ALLIANCE DATA SYSTEMS, INC.

        1.      Build-To-Suit Net Lease dated January 29, 1998
        2.      Lease Guaranty dated January 29, 1998
        3.      First Amendment to Build-To-Suit Net Lease dated February 16,
                2000
        4.      Second Amendment to Build-To-Suite Net Lease dated December 4,
                2000
        5.      Third Amendment to Build-To-Suite Net Lease dated September 10,
                2001
        6.      Sublet Consent dated June 23, 2003
        7.      Memorandum of Lease dated January 29, 1998
        8.      First Amendment to Memorandum of Lease dated January 14, 2000
        9.      Second Amendment to memorandum of Lease dated November 30, 2000
        10.     Third Amendment to Memorandum of Lease dated September 10, 2001
        11.     Rent Commencement Certificate dated May 26, 1999
        12. Final Agreement Concerning Rent Commencement and Construction Costs and Liquidated Damages dated May 28, 1999
        13.     Landlord Agreement dated January 5, 2001

SOUTHWEST PROJECT

TENANT: UNITED HEALTHCARE SERVICES, INC.

        1.      Multi-Tenant Office Lease Agreement dated April 5, 2001
        2.      Commencement Date Memorandum dated August 28, 2001

TENANT: OPUS NORTHWEST, L.L.C.

        1.      Multi-Tenant Office Lease Agreement dated November 15, 2002

                ***Note: the following subtenant has subleased a portion of the space covered by the Opus Northwest, L.L.C. Master Lease and is listed here for notice to the Purchaser, but for purposes of the representations, delivery of tenant estoppels and other requirements of the Seller regarding Leases under this Agreement, the sublease shall not be considered a "Lease":

                TENANT: SUBLEASE (MASTER LEASE) - ROCKWELL AUTOMATION

                1.     Multi-Tenant Office Lease Agreement dated November 15,
                       2002
                2.     Consent to Sublease dated November 15, 2002
                3.     Commencement Date Memorandum dated April 11, 2003

TENANT:  ALLSTATE INSURANCE COMPANY

1.      Multi-Tenant Office Lease Agreement dated May 16, 2001
2.      Commencement Date Memorandum dated August 31, 2001
3.      Letter Agreement dated October 11, 2001 signed October 19, 2001
4.      First Amendment to Multi Tenant Office Lease Agreement dated October 31,
        2003

GATEWAY 12 PROJECT

TENANT: LUCAS WESTERN, INC.

        1.      Industrial lease Agreement dated December 29, 2000
        2.      Guaranty of Lease dated December 29, 2000
        3.      Commencement Date Memorandum dated December 18, 2001
        4.      First Amendment to Industrial lease Agreement dated October 8,
                2001
        5.      Consent to Assignment and Assumption dated October 2, 2002

GATEWAY 22 PROJECT

TENANT: ALLSTATE INSURANCE COMPANY

        1.      Lease dated February 18, 1999
        2.      First Amendment to Lease dated March 29, 1999
        3.      Lease Memorandum of Commencement Date dated December 22, 1999
        4.      Second Amendment to Lease dated October 29, 2001

GATEWAY 23 PROJECT

TENANT: ALLSTATE INSURANCE COMPANY

        1.      Lease dated October 29, 1998
        2.      Lease Memorandum of Commencement Date dated December 22, 1999
        3.      Amended and Restated Lease dated February 18, 1999
        4.      First Amendment to Amended and Restated Lease dated March 29,
                1999
        5.      Second Amendment to Amended and Restated Lease dated October 29,
                2001

                                    EXHIBIT C

                         SCHEDULE OF BROKER COMMISSIONS


                                   See Leases

                                    EXHIBIT D

                               SCHEDULE OF PERMITS



       ALLIANCE DATA PROJECT
       ------------------------------------------ -----------------------
                          DESCRIPTION              ORIGINAL ISSUE DATE
       Elevator Operating Permit - Phase I               1/9/2003
       Elevator Operating Permit - Phase II             11/2/2002
       C of O - Phase I                                 11/10/1998
       C of O - Phase II                                10/23/2000
       ------------------------------------------ -----------------------


       GATEWAY 12 PROJECT
       ------------------------------------------ -----------------------
                          DESCRIPTION              ORIGINAL ISSUE DATE
       C of O                                                 12/23/1999
       ------------------------------------------ -----------------------


       GATEWAY 22 PROJECT
       ------------------------------------------ -----------------------
                          DESCRIPTION              ORIGINAL ISSUE DATE
       C of O                                                 12/14/1999
       ------------------------------------------ -----------------------


       GATEWAY 23 PROJECT
       ------------------------------------------ -----------------------
                          DESCRIPTION              ORIGINAL ISSUE DATE
       C of O - Shell                                         12/14/1999
       C of O - Parking Structure                             12/14/1999
       Underground Storage Tank Permit                          2/6/2004
       ------------------------------------------ -----------------------


       SOUTHWEST PROJECT
       ------------------------------------------ -----------------------
                          DESCRIPTION              ORIGINAL ISSUE DATE
       Letter certifying completion (shell)                    8/17/2001
       Certificate of Substantial Completion                   5/30/2001
       Permit To Operate Elevator                              1/29/2004
       ------------------------------------------ -----------------------


                                                     EXHIBIT E

                                           SCHEDULE OF SERVICE CONTRACTS

GATEWAY 12, 22, 23 PROJECTS
                   VENDOR                        START DATE              END DATE                          SERVICE
                   ------                        ----------              --------                          -------

Commercial Roof Management, Inc.                  3/1/2005              2/28/2006             Roof Inspections and Maintenance
--------------------------------------------- ----------------- --------------------------- --------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST CENTER PROJECT
----------------------------------------------------------------------------------------------------------------------------------
                  VENDOR                              SCOPE OF WORK                                   TERM
------------------------------------------- ----------------------------------- --------------------------------------------------
             American Heating                        HVAC Maintenance                            9/1/01-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
             Capitol Electric                 Exterior Lighting Maintenance                      6/1/02-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
        Columbia Cross Connections               Backflow Assembly Tests                         4/1/04-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
                Delta Fire                      Sprinkler/Fire Pump Tests                        11/1/01-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
              First Response                         Security Patrols                           10/01/01-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
         Initial Tropical Plants                Interior Plant Maintenance                       2/1/04-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
    Millennium Building Services, Inc.       Janitorial, Day Porter & Window                     8/20/01-7/31/05
                                                         Washing
------------------------------------------- ----------------------------------- --------------------------------------------------
 Monitoring Services, Inc., HIS Security     Fire Alarm & Elevator monitoring                    4/30/01-7/31/05
                 Systems
------------------------------------------- ----------------------------------- --------------------------------------------------
       National Fire Fighter Corp.                 Extinguisher Testing                          4/1/04-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
          Pacific Landscape Mgt.              Exterior Landscape Maintenance                     9/1/02-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
              Snyder Roofing                   Roof Inspections/Maintenance                      1/1/04-7/31/05
------------------------------------------- ----------------------------------- --------------------------------------------------
       ThyssenKrupp Elevator Corp.           Elevator Inspections/Maintenance                    9/1/01-1/31/06
------------------------------------------- ----------------------------------- --------------------------------------------------

                                    EXHIBIT F

                             SCHEDULE OF WARRANTIES


  ALLIANCE DATA PROJECT
  -------------------------------------------------------------------------
                VENDOR               SUBJECT                 EXPIRATION
  Johns Manville                 Roof - Phase I                  7/23/2008
  Johns Manville                 Roof - Phase II                10/17/2010
  -------------------------------------------------------------------------


  GATEWAY 12 PROJECT
  -------------------------------------------------------------------------
                VENDOR               SUBJECT                 EXPIRATION
  Johns Manville                 Roof                           11/27/2009
  -------------------------------------------------------------------------


  GATEWAY 22 PROJECT
  -------------------------------------------------------------------------
                VENDOR               SUBJECT                 EXPIRATION
  Johns Manville                 Roof                            9/24/1999
  -------------------------------------------------------------------------


  GATEWAY 23 PROJECT
  -------------------------------------------------------------------------
                VENDOR               SUBJECT                 EXPIRATION
  Johns Manville                 Roof                             9/9/2009
  -------------------------------------------------------------------------


  SOUTHWEST PROJECT
  -------------------------------------------------------------------------
                VENDOR               SUBJECT                 EXPIRATION
  Johns Manville                 Roof System                     7/17/2011
  -------------------------------------------------------------------------

                                    EXHIBIT G

                     FORM OF EARNEST MONEY ESCROW AGREEMENT


        THIS EARNEST MONEY ESCROW AGREEMENT ("Agreement") is made as of ______________________, 2005, by and among APTUS OFFICE INVESTMENTS, LLC, a Delaware limited liability company ("Seller"), HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company ("Purchaser") and FIDELITY NATIONAL TITLE INSURANCE COMPANY OF NEW YORK, a ______________ corporation ("Escrow Agent").
RECITALS:

        A. By that certain Purchase Agreement dated as of _________________ ("Purchase Agreement"), between Seller and Purchaser, Seller has agreed to cause the Subsidiaries to sell to Purchaser or its Affiliates, and Purchaser to purchase or cause its Affiliates to purchase from then Subsidiaries all of the Subsidiaries' right, title and interest in and to the Subject Property, upon and subject to the terms and provisions set forth in the Purchase Agreement.

        B. Seller and Purchaser desire that Escrow Agent act as escrowee to receive, hold and disburse funds in the manner hereinafter set forth.

        C. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Purchase Agreement.

        NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Within two (2) business days following the execution of the Purchase Agreement, Purchaser shall deposit with Escrow Agent the sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00 as the Escrow Agent Deposit ("Escrow Agent Deposit"). Within two (2) days after the Contingency Date, Purchaser shall deposit Two Million and 00/100 Dollars ($2,000,000.00) as Additional Deposit. Upon receipt by Escrow Agent, the Escrow Agent Deposit and the Additional Deposit shall be considered the "Deposit" and invested in Escrow Agent's customary money market account. Purchaser shall be entitled to the interest accrued on the Deposit and the Deposit shall include such accrued interest. Escrow Agent shall acknowledge to Seller, in writing, receipt of the Escrow Agent Deposit and Additional Deposit when it is delivered to Escrow Agent.

        2.      Purchaser's Tax Identification Number is ___________________.

        3. Escrow Agent is hereby released and exculpated of all liability whatsoever arising out of or in connection with its activities as Escrow Agent hereunder, except to the extent of loss or damage caused by its negligence, breach of fiduciary duty, failure to comply with the terms of this Earnest Money Escrow Agreement or willful misconduct. Purchaser and Seller hereby jointly indemnify and hold Escrow Agent harmless from and against any and all claims, liabilities, judgments, attorney's fees and other expenses of every kind or nature arising out of this Earnest Money Escrow Agreement, other than such claims, liabilities, judgments, attorney's fees and other expenses resulting from the negligence, breach of fiduciary duty or willful misconduct of Escrow Agent or Escrow Agent's failure to comply with the terms of this Earnest Money Escrow Agreement.

        4. In the event Escrow Agent receives written notice of default, non-performance, dispute or exercise of right under the Purchase Agreement from Seller or Purchaser accompanied by a demand for delivery to such party of the Deposit, Escrow Agent is immediately to give written notice to the other party of such claim and accompanying demand. In the event the other party fails to dispute or object to such claim and demand within five (5) business days from the date of Escrow Agent's written notice, Escrow Agent is authorized to deliver the Deposit to the party making such claim and demand. In the event the other party disputes or objects to the aforesaid claim and demand within the 5-business day period prescribed herein, Escrow Agent is not to deliver the Deposit deposited hereunder without receipt of a mutual agreement of the parties, in writing, or appropriate court order. In such an event, Escrow Agent shall either hold the same, or at Escrow Agent's election, deposit the same with a court of competent jurisdiction to determine how the Deposit should be disbursed. Notwithstanding the foregoing, in the event Escrow Agent receives written notice from the Purchaser on or before the Contingency Date that Purchaser is terminating the Purchase Agreement, such notice shall not be the subject of a dispute notice and Escrow Agent shall immediately refund the Escrow Agent Deposit together with any interest thereon to Purchaser. Escrow Agent shall be entitled to rely on the decision of such court with respect to the disposition of the Deposit. In the event of any dispute regarding disposition of any portion of the Deposit, Escrow Agent shall be entitled to consult with its counsel and receive reimbursement for all reasonable expenses of such consultation with respect to its duties as Escrow Agent. All such expenses shall be paid from the Deposit deposited herein to the extent such funds are sufficient, with an amount equal to the same being promptly paid to the recipient of the Deposit, whether Purchaser or Seller, by the non-prevailing party in the dispute, whether Purchaser or Seller. Subject to the foregoing, this Agreement shall at all times be subject to the joint order of Seller and Purchaser and upon such joint order Escrow Agent shall deliver the Deposit as instructed by such joint order.

        5.      There shall be no escrow or investment fee.

        6. Any notice or other communication required or desired to be given in connection with this Agreement shall be in writing and shall be deemed given, effective and received on the earliest of (a) the date of personal delivery; (b) ten (10) days after deposit in the United States mail, postage prepaid, return receipt requested; (c) one business day after deposit with a national overnight courier; or (d) by facsimile transmission with machine confirmation by the sender's machine (provided that such notice sent by facsimile is also sent via nationally recognized overnight courier for next business day delivery) addressed as follows:

                If to Seller:      APTUS OFFICE INVESTMENTS, LLC
                                   156 Front Street, Suite 303
                                   Toronto, Ontario, CANADA  M5J 1L6
                                   Attention:  Frank Camenzuli
                                   Facsimile:  (416) 593-6700

                With a copy to:     Cargill Financial Services Corporation
                                    12700 Whitewater Drive
                                    Minnetonka, Minnesota  55343
                                    Attention:  Lynne Malknecht
                                    Facsimile No.: (952) 984-3905

                And a copy to:      Fabyanske, Westra, Hart & Thomson, P.A.
                                    800 LaSalle Avenue, Suite 1900
                                    Minneapolis, Minnesota  55402
                                    Attention:  Judith E. Krow or
                                                Charles G. Carpenter
                                    Facsimile No. (612) 338-3857

                If to Purchaser:    HARVARD PROPERTY TRUST, LLC
                                    15601 Dallas Parkway, Suite 600
                                    Addison, Texas  75001
                                    Attention:  Jon Dooley and Bill Armendariz
                                    Facsimile No.: (214) 655-1610

                With a copy to:     Powell & Coleman, L.L.P.
                                    8080 North Central Expressway, Suite 1380
                                    Dallas, Texas  75206
                                    Attention:  Patrick M. Arnold
                                    Facsimile No.:  (214) 373-8768

                If to Escrow Agent: Fidelity National Title Insurance Company of
                                    New York
                                    Two Park Avenue, Suite 300
                                    New York, NY 10016
                                    Attention:  John Tonelli
                                    Facsimile No.:  (212) 481-1325

Attorneys for each party shall be authorized to give notices for each such party. Any notice party may change its address for the service of notice by giving written notice of such change to the other parties, in any manner above specified. For the purposes of this Agreement, a "business day" shall mean a day which is not a Saturday, a Sunday or a legal holiday of the State of Minnesota.

        7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Purchase Agreement.

        8. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. In the event that any provision hereof shall be deemed illegal or unenforceable, said provision shall be severed herefrom and the remainder of this Agreement shall be enforced in accordance with the intentions of the parties as herein expressed.

        9. This Agreement may not be amended or altered except by an instrument in writing executed by all the parties hereto.

        10. If any party shall bring suit against the other to enforce the terms of this Agreement, the losing party shall pay to the prevailing party the prevailing party's costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred in enforcing this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER:

APTUS OFFICE INVESTMENTS, LLC
By:    Diversified Magnettawan Office,  LLC
       Its Manager


       By:  __________________________
            Name:  ___________________
            Title: ___________________

PURCHASER

HARVARD PROPERTY TRUST, LLC


By: ______________________________
    Name:   ______________________
    Title:  ______________________

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY OF NEW YORK


By: ______________________________
    Name:   ______________________
    Title:  ______________________

                                    EXHIBIT H

                       FORM OF TENANT ESTOPPEL CERTIFICATE

TO:     Harvard Property Trust, LLC
        15601 Dallas Parkway, Suite 600
        Addison, Texas  75001

TO:     Aptus __________________
        156 Front Street, Suite 303
        Toronto, Ontario, CANADA M5J 2L6

RE:
Property Address:
Lease Date:
Between ___________________________________________________, Landlord
and _______________________________________________________, Tenant
Square Footage Leased:
Suite No.:
Floor:

        The undersigned, Tenant under the above-referenced lease ("Lease"), certifies to ____________________ and Aptus ______________, the following:

        1. A true and correct copy of the Lease is attached hereto and the undersigned is Tenant under the Lease. The Lease is in full force and effect and has not been canceled, modified, assigned, extended or amended except as provided in Schedule 1.

        6. There is no prepaid rent, except $ __________ and the amount of security deposit is $ __________________, of which $_____________ has been applied. [The obligations of Tenant are guaranteed by __________, in accordance with the terms of the guaranty dated _____________.] Tenant has no claim against Landlord for any other security, rental, cleaning, access card, key or other deposits or any prepaid rentals.

        7. The Lease commenced on ____________, _____, and the current monthly Base Rent is _______________________. Base Rent was last paid on _____________, 2005 and has been paid through ________________, 2005. All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid to and including ____________, 200_. No rental, other than for the current month, has been paid in advance. The undersigned has accepted possession and now occupies the Premises and is currently open for business. In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in excess of a base stop of _________________.

        8. The lease terminates on _______________, _______, and we have the following renewal option (s): . Tenant has no expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease. Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

        9. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction. Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

        10. There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant's knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

        11. The undersigned has not assigned its interest in the Lease or sublet the premises or any thereof or pledged or hypothecated its interest on the Lease, except .

        12. That the premises as let are being used for the purpose as described in said Lease.

        13. The data in the heading of this Certificate are true and correct.

        14. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

        15. The undersigned has not entered into any agreement with any broker relating to the premises, pursuant to which any brokerage commission is due.

        16. Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

        17. The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease other than to the holder of any first mortgage on the captioned property.

        18. There are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the demised property.

        19. Tenant acknowledges and agrees that if any of the Benefited Parties acquire title to the Property, such Benefited Party shall have responsibility as landlord under the Lease to the extent set forth in the Lease or other writing executed between such Benefited Party and Tenant, but such Benefited Party will have no obligation under any other document executed between Landlord and Tenant, including, specifically, without limitation, any agreement pertaining to the development, construction or financing of the Building and related property. Tenant agrees to look solely to Landlord for the performance of Landlord's obligations under such other agreements.

        20. Landlord has fulfilled any obligations to Tenant with respect to the development, construction or financing of the Building and related property, whether arising under the Lease or otherwise.

        21. Tenant is not currently subject of any bankruptcy proceeding and is not insolvent.

        The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Building and the Premises. For purposes hereof, the term "Benefited Parties" means the addressees of this letter and all of the following: (a) Harvard Property Trust, LLC, a Delaware limited liability company and its successors, assigns, and designees (including, without limitation, any tenant in common purchasers); and
(b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Building or Premises.

        The undersigned individual is duly authorized to execute and deliver this certificate. The undersigned understands that you and your successors and assigns will rely on this certificate in purchasing the subject property.


Dated this ____________ day of __________________, 2005.

TENANT:



By:_______________________________
Its:______________________________

                                    EXHIBIT I

                         FORMS OF SPECIAL WARRANTY DEED

                                       I-1
                     PROJECTS LOCATED IN THE STATE OF TEXAS

                              SPECIAL WARRANTY DEED



STATE OF TEXAS                      ss.
                                    ss.
COUNTY OF ___________               ss.


        THAT Aptus Dallas TX Office, L.P., a Delaware limited partnership ("Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, and conveyed and by these presents does grant, bargain, sell, and convey unto __________________, a ____________________ (hereinafter referred to as "Grantee"), whose mailing address is ______________________, that certain tract(s) or parcel(s) of land located in Collin County, Texas, more particularly described in EXHIBIT "A" attached hereto and incorporated herein by this reference (the "Land"), together with all improvements, rights, benefits, privileges, easements, tenements, and appurtenances thereon or pertaining thereto, including, without limitation, all of the right, title and interest of Grantor in and to (i) any land lying in or under the bed of any street, alley, road or right-of-way open or proposed, abutting or adjacent to the Land; (ii) rights-of-way and easements; (iii) riparian rights; (iv) rights of ingress or egress or other interests in, on or to any land, highway, street, road or avenue, open or proposed in, on, across, in front of, abutting or adjoining the Land; and (v) any oil, gas or other minerals lying under the Land, together with all permits, governmental approvals, utility rights, development rights and similar rights relating to the Land, whether granted by governmental authorities or private persons (the Land, together with such rights, appurtenances, interests, improvements, benefits, privileges, easements, tenements, and hereditaments being hereinafter referred to collectively as the "Property").

        This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject only to those exceptions and encumbrances set forth on EXHIBIT "B" attached hereto and incorporated herein by this reference (said exceptions and encumbrances being referred to herein as the "Permitted Exceptions").

        TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, his successors and assigns forever, and Grantor hereby binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, his successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise.

        Ad valorem taxes for the current year have been prorated between Grantor and Grantee as of the date of delivery of this Special Warranty Deed, and by Grantee's acceptance of this Special Warranty Deed, Grantee assumes and agrees to pay all ad valorem taxes for the current

                                     I-1-1
year, and all ad valorem taxes for subsequent years (except for any "rollback" taxes due to a sale or a change in use of the Property or a special use valuation on the Property claimed by Grantor, for which Grantor shall remain liable).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]









                                     I-1-2

EXECUTED this the _____ day of _________, 2005.

                               GRANTOR:

                               APTUS DALLAS TX OFFICE, L.P.,
                               a Delaware limited partnership
                               By: Aptus Office GP I, LLC, a Delaware limited liability company
                                    Its General Partner
                                    By:  Aptus Office Investments, LLC, a
                                         Delaware limited liability company
                                         Its Manager
                                         By:  Diversified Magnettawan Office,
                                              LLC, a Delaware limited liability
                                              company
                                              Its Manager


                                              By:  _____________________
                                                   Name:    ____________
                                                   Title:   ____________

PROVINCE OF ONTARIO        ss.
                           ss.
COUNTY OF _____________    ss.


        This instrument was acknowledged before me this ____ day of __________________, 2005, by __________________, the of Diversified Magnettawan
Office, LLC, a Delaware limited liability company, the manager of Aptus Office Investments, LLC, a Delaware limited liability company, the manager of Aptus Office GP I, LLC, a Delaware limited liability company, the general partner of Aptus Dallas TX Office, L.P., a Delaware limited partnership, on behalf of the limited liability companies and the partnership.



                                          __________________________________
                                          Notary Public

My Commission Expires:

___________________________________


                                     I-1-3

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION







                                     I-1-4

                                   EXHIBIT "B"

                              Permitted Exceptions









                                     I-1-5

                                  FORM OF DEED
                                       FOR
                     PROJECTS LOCATED IN THE STATE OF OREGON


-------------------------------
AFTER RECORDING RETURN TO; AND
UNTIL A CHANGE IS REQUESTED,
ALL TAX STATEMENTS SHALL BE
SENT TO:
-------------------------------

-------------------------------

                         STATUTORY SPECIAL WARRANTY DEED

        Aptus Southwest OR, LLC, a Delaware limited liability company, as Grantor, conveys and specially warrants to ________________, a________________, as Grantee, the real property described in Schedule A hereto free of encumbrances created or suffered by Grantor except as specifically set forth in Schedule B hereto.

THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

The true consideration for this conveyance is $_____________.

Dated this ___th day of _________, 200_.

                               Aptus Southwest OR, LLC
                               By: Aptus Office GP I, LLC, a Delaware limited liability company
                                    Its General Partner
                                    By:  Aptus Office Investments, LLC, a
                                         Delaware limited liability company
                                         Its Manager
                                         By:  Diversified Magnettawan Office,
                                              LLC, a Delaware limited liability
                                              company
                                              Its Manager


                                              By:  _____________________
                                                   Name:    ____________
                                                   Title:   ____________


                                     I-2-1

PROVINCE OF ONTARIO        ss.
                           ss.
COUNTY OF _____________    ss.


        This instrument was acknowledged before me this ____ day of __________________, 2005, by __________________, the of Diversified Magnettawan
Office, LLC, a Delaware limited liability company, the manager of Aptus Office Investments, LLC, a Delaware limited liability company, the manager of Aptus Office GP I, LLC, a Delaware limited liability company, the manager of Aptus Southwest OR, LLC, a Delaware limited liability company, on behalf of the limited liability companies.



                                            __________________________________
                                            Notary Public for Oregon

                                            My Commission Expires:

                                            __________________



                                     I-2-2

                                   SCHEDULE A
                                       TO
                              SPECIAL WARRANTY DEED

                               DESCRIPTION OF LAND











                                     I-2-3

                                   SCHEDULE B
                                       TO
                              SPECIAL WARRANTY DEED

                              PERMITTED EXCEPTIONS











                                     I-2-4

                                  FORM OF DEED
                                       FOR
                   PROJECTS LOCATED IN THE STATE OF CALIFORNIA

                                   GRANT DEED

Order No.
Escrow No.
Loan No.

WHEN RECORDED MAIL TO:

[Insert name and
address of Purchaser]


--------------------------------------- ----------------------------------------
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE





--------------------------------------------------------------------------------


        DOCUMENTARY TRANSFER TAX TO BE BY SEPARATE STATEMENT PURSUANT TO
               CALIFORNIA REVENUE AND TAXATION CODE SECTION 11932

                                   GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, APTUS GATEWAY CA, L.P., a Delaware limited partnership, hereby GRANTS to __________________________, a ________________, the real property in the City of
Diamond Bar, County of Los Angeles, State of California, described as:

            See Exhibit "A" attached hereto and incorporated herein.

THE REAL PROPERTY CONVEYED HEREIN BY GRANTOR TO GRANTEE IS CONVEYED AND ACCEPTED SUBJECT TO THE ITEMS DESCRIBED ON EXHIBIT B ATTACHED HERETO AND INCORPORATED HEREIN.


                                     I-3-1

--------------------------------------- ----------------------------------------
Dated:  _________________, 2005           APTUS GATEWAY CA, L.P.,
                                          By:  Aptus Office GP I, LLC
PROVINCE OF ONTARIO       )                    Its General Partner
                          ) ss:           By:  Aptus Office Investments, LLC
COUNTY OF ___________     )                    Its Manager
                                          By:  Diversified Magnettawan Office,
                                               LLC
                                               Its Manager
On _________________, 2005, before me
____________________________________,
personally appeared ________________,
personally known to me (or proved to           By: _______________________
me on the basis of satisfactory                    Name: _________________
evidence) to be the persons whose                  Title: ________________
name is subscribed to the within
instrument and acknowledged to me        (This area for official notarial seal)
that he executed the same in his
authorized capacity, and that by his
signature on this instrument the
person or the entity upon behalf of
which the person acted, executed the
instrument.

WITNESS my hand and official seal.

Signature _________________________

--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------

MAIL TAX STATEMENTS TO:

[Insert name and address of Purchaser]



                                     I-3-2

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

REAL PROPERTY in the City of Diamond Bar, County of Los Angeles, State of California, described as follows:













                                     I-3-3

                                   EXHIBIT "B"

                              PERMITTED EXCEPTIONS













                                     I-3-4

                                    EXHIBIT J

                              FORM OF BILL OF SALE

                                  BILL OF SALE


        This Bill of Sale ("Bill of Sale") is executed this ____ day of _______________, 2003, by __________________________, a _____________ created and existing under and by virtue of the laws of the State of Delaware ("Seller"), in favor of __________________________, a _____________
("Purchaser").


        1. REFERENCE TO PURCHASE AGREEMENT. Reference is made to that certain Purchase Agreement dated as of _____________________, by and between Aptus Office Investments, LLC, an affiliate of Seller, and ___________________, an Affiliate of Purchaser, pursuant to which Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, the improved real property and other assets described therein ("Purchase Agreement").

        2. SALE. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers to Purchaser the Personal Property related to the Project (as defined in the Purchase Agreement) defined as ________________ in the Purchase Agreement (the "______________ Personal Property").

        TO HAVE AND TO HOLD the Personal Property to Grantee, its successors and assigns, forever; and Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Personal Property to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Personal Property or any part thereof, by, through, or under Grantor, but not otherwise.

        3. WARRANTIES. Except as expressly provided in Paragraph 2 above, Seller makes no warranties or representations as to the _______________ Personal Property. AMONG OTHER THINGS, ALL WARRANTIES OF QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY ARE HEREBY EXPRESSLY EXCLUDED.

        In witness whereof Seller has executed this Bill of Sale the day and year first above written.

                                       Seller:

                                       _______________________________,        a
                                       __________________________________



                                       By_______________________________________
                                         Its____________________________________

                                    EXHIBIT K


                       ASSIGNMENT AND ASSUMPTION OF LEASES

        THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made as of ____________, _____ ("Effective Date"), by and between
_________________________, a ______________ ("Assignor"), and
_______________________, a __________________ ("Assignee").

                                                     RECITALS:

        A. Assignee has acquired from Assignor title to that certain real property, and any improvements situated thereon owned by Assignor, more particularly described on EXHIBIT "A" attached hereto ("Property") pursuant to a Purchase Agreement dated as of _____________________, 2004 by and between Aptus Office Investments, LLC, an affiliate of Assignor, and Harvard Property Trust, LLC, an Affiliate of Assignee (the "Purchase Agreement").

        B. In connection with the conveyance of the Property from Assignor to Assignee, Assignor and Assignee intend and agree that, except as provided below, all of Assignor's rights as lessor under the leases, together with all amendments or modifications thereto, including the rights to all security deposits, delinquent rents and charges, prepaid rents and all guaranties thereof, as set forth on EXHIBIT "B" attached hereto (each a "Lease," and collectively, the "Leases"), shall be assigned to Assignee.

        C. Assignee has agreed to assume all of the obligations of Assignor under the Leases as set forth herein.

                                   AGREEMENT:

        In consideration of the foregoing recitals and other good and valuable consideration, Assignor and Assignee agree as follows:

        1. ASSIGNMENT BY ASSIGNOR. Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in and to each of the Leases together with any rights relating thereto, including without limitation all rents, issues, profits therefrom, all guaranties thereof and all security deposits relating thereto. Notwithstanding the foregoing, Assignor reserves the right to enforce against the tenants under the Leases all obligations or duties of such tenants that arose or accrued prior to the Effective Date, provided, however, in no event shall Assignor terminate any Lease or disturb any tenant's right to occupy its respective premises as a result of Assignor's enforcement of such reserved rights or have any right to exercise any landlord's lien under any Lease.

        2. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment of the Leases and assumes and agrees to keep, perform and fulfill all of the duties, covenants, provisions, conditions and obligations of the landlord in the Leases which arise or are incurred or are related to events occurring from and after the Effective Date.

        3. INDEMNIFICATION BY ASSIGNOR. Assignor will indemnify, defend and hold harmless Assignee and Assignee's employees, partners, directors, officers, Affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising under the Leases as a result of any obligations and duties of the landlord thereunder arising from December 30, 2004, through and including the day prior to the Effective Date.

        4. INDEMNIFICATION BY ASSIGNEE. Assignee will indemnify, defend and hold harmless Assignor and Assignor's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising under the Leases as a result of any obligations and duties of landlord thereunder arising on or after the Effective Date.

        5. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

        6. AUTHORITY. Each of the parties signing this Assignment hereby warrants and represents that it has the full legal power, authority and right to execute, deliver and perform the obligations under this Assignment, that this Assignment has been duly authorized by all requisite actions on the part of such warranting party, and that no remaining action or third party action is required to make this Assignment binding upon such party.

        7. GOVERNING LAW. This Assignment shall be construed and enforced in accordance with the laws of the State in which the Property is located.

        8. ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Assignment, the interpretation of this Assignment, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. Any attorneys' fees incurred in enforcing any right of indemnity set forth in this Assignment shall be recoverable and deemed to be within the scope of such indemnity and/or this attorneys' fees provision.

        9. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Assignor and Assignee have executed this Assignment as of the Effective Date.

                                       ASSIGNOR:

                                       ____________________________,           a
                                       ___________________


                                       By_______________________________________
                                         Its____________________________________


                                       ASSIGNEE:

                                       ____________________________,           a
                                       ___________________


                                       By_______________________________________
                                         Its____________________________________

               EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION OF LEASES

                               (LEGAL DESCRIPTION)

               EXHIBIT "B" TO ASSIGNMENT AND ASSUMPTION OF LEASES

                              (SCHEDULE OF LEASES)

                                    EXHIBIT L


          ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT DOCUMENTS


        THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT DOCUMENTS ("Assignment") is made as of _____________, 2005 ("Effective Date"), by and between ______________________, a _________________("Assignor"), and
________________, a _____________________ ("Assignee").

                                    RECITALS:

        A. Assignee has acquired from Assignor title to that certain real property, and any improvements situated thereon owned by Assignor, more particularly described on EXHIBIT "A" attached hereto ("Property").

        B. In connection with the conveyance of the Property from Assignor to Assignee, Assignor and Assignee intend and agree that Assignor's right, title and interest in the agreements set forth on EXHIBIT "B" attached hereto and any other Service Contracts, Permits, Warranties and Plans (as such terms are defined in the Purchase Agreement dated as of ______________, 2005 (the "Purchase Agreement"), by and between APTUS Office Investments, LLC, an affiliate of Seller and Harvard Property Trust, LLC, as an affiliate of Purchaser) and all other licenses, authorizations, approvals, permits, entitlements, warranties, guaranties, approvals, certificates of occupancy, certificates, surveys and reports, including, without limitation, any hazardous materials reports, engineering and soils reports and any ALTA surveys, if any, in the possession of Assignor, relating to the acquisition, construction, design, use, operation, management or maintenance of the Property (collectively, the "Contracts and Project Documents"), to the extent assignable, shall inure to the benefit of and be assigned and transferred to Assignee.

                                   AGREEMENT:

        In consideration of the foregoing recitals and other good and valuable consideration, Assignor and Assignee agree as follows:

        1. ASSIGNMENT BY ASSIGNOR. To the extent assignable, Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in the Contracts and Project Documents, together with any rights owned by Assignor relating thereto. Notwithstanding the foregoing, Assignor reserves the right to (a) enforce the provisions of the Contracts and Project Documents in respect to all obligations or duties of the other party thereto that arose or accrued prior to the Effective Date, and (b) exercise such rights under the Contracts and Project Documents as are necessary in order for Assignor to fulfill its obligations under the Purchase Agreement; provided, however, in no event shall Assignor terminate any of the Contracts and Project Documents as a result of Assignor's enforcement of such reserved rights.

        2. LIMITED LICENSE. Assignor grants to Assignee a limited license to use the plans and specifications relating to the construction of the improvements on the Property in Assignor's possession for the purposes and subject to the conditions and indemnifications as set forth in the Agreement.

        3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment of the Contracts and Project Documents, and Assignee assumes and agrees to keep, perform and fulfill all of the duties, covenants, provisions, conditions and obligations of Assignor contained therein which arise or are incurred or are related to events occurring from and after the Effective Date.

        4. INDEMNIFICATION BY ASSIGNOR. Assignor will indemnify, defend and hold harmless Assignee and Assignee's employees, partners, directors, officers, Affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, demands, damages, losses, costs or expenses (including reasonable attorneys' fees) arising under the Contracts and Project Documents as a result of any obligations and duties of Assignor thereunder arising or accruing prior to the Effective Date.

        5. INDEMNIFICATION BY ASSIGNEE. Assignee will indemnify, defend and hold harmless Assignor and Assignor's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, demands, damages, losses, costs or expenses (including reasonable attorneys' fees) arising under the Contracts and Project Documents as a result of any obligations and duties of Assignor thereunder arising or accruing from and after the Effective Date, except for those matters described in Section 3 hereof which are Assignor's responsibility.

        6. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

        7. AUTHORITY. Each of the parties signing this Assignment hereby warrants and represents that it has the full legal power, authority and right to execute, deliver and perform the obligations under this Assignment, that this Assignment has been duly authorized by all requisite actions on the part of such warranting party, and that no remaining action or third party action is required to make this Assignment binding upon such party.

        8. GOVERNING LAW. This Assignment shall be construed and enforced in accordance with the laws of the State in which the Property is located.

        9. ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Assignment, the interpretation of this Assignment, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. Any attorneys' fees incurred in enforcing any right of indemnity set forth in this Assignment shall be recoverable and deemed to be within the scope of such indemnity and/or this attorneys' fees provision.

        10. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Assignor and Assignee have executed this Assignment as of the Effective Date.

                                       ASSIGNOR:

                                       ____________________________,           a
                                       ___________________


                                       By_______________________________________
                                         Its____________________________________


                                       ASSIGNEE:

                                       ____________________________,           a
                                       ___________________


                                       By_______________________________________
                                         Its____________________________________

            EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND
                               PROJECT DOCUMENTS

                               (LEGAL DESCRIPTION)

            EXHIBIT "B" TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND
                               PROJECT DOCUMENTS
                          (CERTAIN ASSIGNED AGREEMENTS)



SERVICE CONTRACTS:



WARRANTIES:

                                    EXHIBIT M

                          ADDITIONAL PROPERTY DOCUMENTS


To the extent in Seller's possession and subject to limitations set forth in SUBSECTION 5(F) and SECTION 36 hereof, Seller shall provide the following items to Purchaser:

1) Rent roll in form and content reasonably acceptable to Purchaser ("Rent Roll"), certified to be true and correct in all material respects by Seller, dated no earlier than five (5) days prior to the date Seller delivers same.

2) Copies of all structural, water or other tests or studies (collectively, the "Reports") in Seller's possession with respect to the Project, which Reports shall be delivered "AS IS"; and without any representations or warranties.

3) Copies of ad valorem tax statements for tax years 2002, 2003 and 2004 with respect to the Real Property.

4) Financial statements showing income and expense for the year-to-date 2005, certified true, correct and complete in all material respects by an authorized representative of Seller Financial statements showing income and expense for 2002, 2003, 2004 and year to date for 2005 (on a monthly basis with respect to the Projects)

5) All written reports of any inspection of the Projects and conducted by any governmental instrumentality or insurance carrier.

6) A list of all claims filed by Seller under insurance policies covering the Projects and any loss histories related to the Projects from Seller's insurers.

7) Copies of all utility bills from January 1, 2002 through the most recent statement for each utility. 8) Bank statements relating to the Projects for the most recent three (3) months for which such statements have been received.

9)      A schedule of all Personal Property.

10)     ADA Compliance, studies/reports

11)     Advertising Agreements

12)     Aerial Photos

13)     Building/Capital Improvements Projects, Current

14)     Building Permits - not applicable (nothing being built)

15) Capital Improvements, historical/projected, 3 years - check with Margo to ensure, but none

16)     Certificates of Occupancy:

17)     Emergency/Life Safety Systems, Operating Manual

18)     Environmental Site Assessment, Existing

19)     Financial Items:
        Aging Reports, Current and past 6 months
        Balance Sheet, to date
        Budget & Narrative, Current Year
        Operating Expense Reconciliations (3 previous years) - Southwest only Operating Statements for property, including a general ledger (at the property, not the entity level only) for each year - 3 yrs

20)     Security Deposit Listing, Current, Guaranties to be transferred

21)     Flooding Info, Historical

22)     Floor Plans, as leased

23)     Geotechnical Report, if any

24)     Insurance Certificate, Current, of Seller and Tenants

25)     Intellectual Property Documents, if any - none

26)     Lease Commission Schedule, 3 previous years

27)     Litigation - Pending

28)     Management & Leasing Agreement - Southwest only

29)     Occupancy/Vacancy History, 3 previous years - Southwest only

30)     O & M Reports (Asbestos, Mold, etc.) - Gateway

31)     Parking Garage Lease/Operating Agreement

32)     Parking Space Configuration (Surface and Garage if applicable)

33)     Permits & Licenses - Alarm - Southwest only

34)     Permits & Licenses - Construction - Southwest only

35)     Permits & License - Elevator - Southwest only

36)     Permits & License - Engineering
37)     Photos of the Building

38)     Property Condition Report, existing

39)     Property Taxes land/improvements current year

40)     Property Tax Statements, Personal, Current & Prior 3 yrs

41)     Roof Reports (may be included in Property Condition Reports)

42)     Security Incident Reports, for prior 24 months

43)     Seismic Reports

44)     Site Plans

45)     Stacking Plan - Southwest only

46)     Survey, existing - you have

47)     Tenant Contact Information

48)     Tenant Financial Statements, if available

49) Tenant Improvement projects, currently under construction (copy of contract(s))

50)     Tenant Improvement Schedule, 3 previous years

51)     Utility Agreements

52)     Utilities, prior 2 years/invoices/summary

53)     Utility Security Deposits

54)     Warranty, Elevator if applicable

55)     Warranty, HVAC Equipment, if applicable

56)     Warranty, Mechanical, if applicable

57)     Warranty, Roof, if applicable

58) Work Order Systems & Operating Manuals (available only in Seller's offices)

59)     Zoning Report, existing if available